                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                              The Pittston Company
                (Name of Registrant as Specified in Its Charter)
                              The Pittston Company
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

JOSEPH C. FARRELL                  [LETTERHEAD AND LOGO OF THE PITTSTON COMPANY]
Chairman and Chief Executive Officer
Direct dial 203.978.5224



                                                        March 30, 1994

TO OUR SHAREHOLDERS:

        You are cordially invited to attend the 1994 annual meeting of Pittston's shareholders to be held at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut on Friday, May 6, 1994, at 1:00 p.m.

        In addition to the election of directors and the approval of independent public accountants, you will be asked to consider and approve proposals to adopt an amendment to the 1988 Stock Option Plan, to amend and restate the Key Employees Deferred Payment Program and to approve the proposed 1994 Employee Stock Purchase Plan. The Board of Directors believes that such amended Plans and the 1994 Employee Stock Purchase Plan will help ensure that the Company will continue to attract and retain individuals of the highest quality to serve as officers and employees. Accordingly, the Board urges you to read carefully the Proxy Statement's descriptions of the amendments of the 1988 Stock Option Plan and the Key Employees Deferred Payment Program and the description of the 1994 Employee Stock Purchase Plan and strongly recommends their approval by the shareholders.

        IF YOU ARE A HOLDER OF BOTH PITTSTON SERVICES GROUP COMMON STOCK AND PITTSTON MINERALS GROUP COMMON STOCK AS OF MARCH 21, 1994, YOU WILL FIND ENCLOSED AN ANNUAL REPORT AND A PROXY FOR EACH SUCH CLASS. IT IS IMPORTANT THAT YOU VOTE, AND YOU ARE URGED TO COMPLETE, SIGN AND DATE YOUR PROXY OR PROXIES AND MAIL YOUR VOTE AT YOUR EARLIEST CONVENIENCE IN THE RETURN ENVELOPE PROVIDED.

        If you are a holder of only one class and are interested in receiving an Annual Report for the other class, you are encouraged to contact the Company's Investor Relations Department at the Company's headquarters in Stamford, Connecticut.

        As we approach the end of the Company's first quarter of 1994, I am pleased to report that the favorable trends which produced a record year for the Company's Services Group businesses have continued into 1994. However, the harsh weather which affected much of the United States during early 1994 severely impacted the Minerals Group's coal operations. In addition, certain Australian, Canadian and U.S. producers of metallurgical coal have recently agreed to price reductions of as much as U.S.$4.00 per metric ton for the upcoming contract year, further exacerbating the deteriorating conditions in the metallurgical coal market which have been evident for over a decade. While Pittston has not yet reached agreement with its principal metallurgical export coal customers, these recent price settlements may require the Mineral Group to further reduce production and sales to the metallurgical coal market. Given these recent developments, and in light of Pittston's long-standing strategy to reduce its exposure in the metallurgical coal market, the Minerals Group is actively reviewing the carrying value of its production assets to determine whether they are economically viable and whether Pittston should accelerate the continuing implementation of this strategy.

        As always, we remain grateful for your support.


                                                        Sincerely,


                                                        J. Farrell

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1994

                            ------------------------

     Notice Is Hereby Given that the annual meeting of shareholders of THE PITTSTON COMPANY will be held on May 6, 1994, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut, for the following purposes:

     1. To elect four directors for a term expiring in 1997.

     2. To approve the selection of KPMG Peat Marwick as independent public accountants to audit the accounts of the Company and its subsidiaries for the year 1994.

     3. To consider and act upon a proposal to approve the amendment to the 1988 Stock Option Plan described in the attached Proxy Statement and set forth as Exhibit A.

     4. To consider and act upon a proposal to approve the amendment and restatement of the Key Employees Deferred Payment Program described in the attached Proxy Statement and set forth as Exhibit B.

     5. To consider and act upon a proposal to approve the 1994 Employee Stock Purchase Plan described in the attached Proxy Statement and set forth as Exhibit C.

     6. To transact such other business as may properly come before the meeting or any adjournment.

     The close of business on March 21, 1994, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting.

     If you do not expect to attend the annual meeting in person, please complete, date and sign the enclosed proxy or proxies and return it or them in the enclosed envelope, which requires no additional postage if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                          Austin F. Reed
                                          Secretary

March 30, 1994

     Annual Reports to Shareholders, including financial statements, are being mailed to shareholders, together with these proxy materials, commencing on or about March 30, 1994.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU RECEIVE TWO PROXIES (ONE FOR EACH CLASS OF THE COMPANY'S COMMON STOCK), PLEASE BE SURE TO COMPLETE AND RETURN THEM BOTH.

                              THE PITTSTON COMPANY

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of The Pittston Company of proxies from holders of each class of its common stock, Pittston Services Group Common Stock ("Services Stock"), par value $1.00 per share, and Pittston Minerals Group Common Stock ("Minerals Stock"), par value $1.00 per share, to be voted at the annual meeting of shareholders to be held on May 6, 1994, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut (and at any adjournment thereof) for the purposes set forth in the accompanying notice of such meeting.

     On March 21, 1994, the Company had outstanding 41,586,489 shares of Services Stock and 8,327,769 shares of Minerals Stock, the holders of each class thereof being entitled to one vote per share on all matters. Holders of Services Stock and Minerals Stock will vote together as a single voting group on all matters that the Board of Directors knows will be presented for consideration at the meeting.

     The close of business on March 21, 1994, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement and the accompanying form of proxy and Annual Report to Shareholders are being mailed to shareholders commencing on or about March 30, 1994. The address of the principal executive office of the Company is 100 First Stamford Place, P.O. Box 120070, Stamford, Connecticut 06912-0070.

     The election of directors, the selection of independent public accountants and the proposals to approve the amendment to the 1988 Stock Option Plan, the amendment and restatement of the Key Employees Deferred Payment Program and the 1994 Employee Stock Purchase Plan are the only matters which the Board of Directors knows will be presented for consideration at the meeting. As to any other business that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person voting the proxies.

     The Company's bylaws provide that the chairman of the meeting shall determine the order of business at the annual meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting and business not properly brought before the meeting may not be transacted.

     The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

     The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation.

     Votes cast by shareholders will be treated as confidential in accordance with a policy approved by the Board of Directors. Shareholder votes at the annual meeting will be tabulated by the Company's transfer agent, Chemical Bank.

                              CORPORATE GOVERNANCE

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders regardless of class. Members of the Board are kept informed of the Company's business by various reports sent to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the Chairman and other officers. During 1993 the Board met nine times.

     The Executive Committee of the Board may exercise substantially all the authority of the Board during the intervals between the meetings of the Board. The Executive Committee currently consists of Mr. Farrell, as Chairman, and all other directors, except that a quorum of the Executive Committee consists of one third of the number of members of the Committee, three of whom must not be employees of the Company or any of its subsidiaries. The Executive Committee did not meet during 1993.

     The Audit and Ethics Committee recommends to the Board the selection by the shareholders at their annual meeting of a firm of independent public accountants. In addition, the Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit as well as their findings and recommendations upon the completion of the audit. The Committee meets with the independent public accountants and with appropriate Company financial personnel and internal auditors regarding the Company's internal controls, practices and procedures. The Committee also oversees the Company's legal and business ethics compliance programs. The Audit and Ethics Committee currently consists of Mr. Anton, as Chairman, Dr. Haywood and Messrs. Jordan and Stone, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1993.

     The Compensation and Benefits Committee is responsible for establishing and reviewing policies governing salaries, incentive compensation and the terms and conditions of employment of senior executives and other key employees of the Company. In addition, the Committee is responsible for the oversight of the Company's stock option plans for employees and similar plans which may be maintained from time to time by the Company and has authority to grant options under the Company's 1988 Stock Option Plan. The Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, as well as outside experts retained in connection with the administration of these plans. The Compensation and Benefits Committee currently consists of Mr. Spilman, as Chairman, and Messrs. Ackerman, Anton and Zimmerman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1993.

     The Nominating Committee recommends to the Board nominees for election as directors and as senior executive officers of the Company. In addition, the Committee reviews the performance of incumbent directors in determining whether to recommend them to the Board for renomination. Directors are selected on the basis of recognized achievements and their ability to bring expertise and experience to the deliberations of the Board. The Nominating Committee also administers the Directors' Charitable Award Program. The Nominating Committee currently consists of Mr. Zimmerman, as Chairman, Messrs. Broadhead and Craig and Dr. Haywood, none of whom is an officer or employee of the Company or any of its subsidiaries, and met three times during 1993. For information concerning procedures to be followed for submitting names of nominees for consideration by the Nominating Committee, see "Other Information--Shareholder Proposals."

     The Finance Committee recommends to the Board policies regarding the financial affairs of the Company, including those relating to matters that may affect the financial strength of the Company. The

Finance Committee currently consists of Mr. Craig, as Chairman, and Messrs. Barker, Jordan and Spilman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met five times during 1993.

     The Pension Committee is responsible for the oversight of the Company's Pension-Retirement Plan and Savings-Investment Plan and any similar plans which may be maintained from time to time by the Company. The Committee also has general oversight responsibility for pension plans maintained by foreign and other subsidiaries of the Company. The Committee has authority to adopt amendments to the Company's Pension-Retirement Plan, Pension Equalization Plan and Savings-Investment Plan. In carrying out these responsibilities the Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, including the Administrative Committee, as well as outside experts retained in connection with the administration of those plans. The Pension Committee currently consists of Mr. Stone, as Chairman, and Messrs. Ackerman, Barker and Broadhead, none of whom is an officer or employee of the Company or any of its subsidiaries. The Pension Committee met four times during 1993.

     During 1993 all incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. Average attendance at those meetings was approximately 95%.

COMPENSATION OF DIRECTORS

     Each non-employee director is paid an annual retainer fee of $18,000, an attendance fee of $1,000 per day for each meeting of the Board and of each committee of the Board and a fee of $1,000 per day for rendering any special services to the Company at the request of the Chairman of the Board. A director may elect to defer receipt of his fees to future years and to receive interest thereon, compounded quarterly, at the prime commercial lending rate of Morgan Guaranty Trust Company of New York.

     Each non-employee director with at least five years of service receives a pension, if he retires at or after age 72, does not stand for reelection because he will attain age 72 during the ensuing term, retires prior to age 72 but after age 65 for reasons such as health or retires at any time after a change in control (as defined). Such a director with five years of service receives a pension equal to 50% of the annual retainer fee in effect at the time of his retirement; for each additional year of service a director receives an additional 10% of such retainer fee until his retirement income equals the annual retainer fee in effect at the time of his retirement.

     Under the Non-Employee Directors' Stock Option Plan, adopted by the shareholders in 1988 and amended by the shareholders in 1993, an option grant for 10,000 shares of Services Stock and 2,000 shares of Minerals Stock, at option prices of 100% of fair market value on the date of grant is made to each non-employee director upon his election as a director. Each option is exercisable immediately as to one-third of the shares and as to an additional one-third on the first and second anniversaries of the grant date. Pursuant to the 1993 amendment, the Non-Employee Directors' Stock Option Plan provides for automatic annual grants of options for 1,000 shares of Services Stock and 200 shares of Minerals Stock at 100% of fair market value on the date of grant to each Non-Employee Director on each July 1 so long as the plan remains in effect (the first such grants were made on August 1, 1993); cash retainer fees were reduced in connection with the approval of such amendment. Each such option will become exercisable six months from the date of grant. Each option granted under the Non-Employee Directors' Stock Option Plan constitutes a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the "Code") and terminates ten years from the date of grant. The Non-Employee Directors' Stock Option Plan expires May 11, 1998. On December 10, 1993, Mr. Jordan exercised his option to purchase 10,000 shares of Services Stock.

     Under the Directors' Charitable Award Program the Company will contribute $1,100,000 on behalf of each participating director after such director's death. Of that amount, $100,000 will be donated to one or more tax-exempt organizations designated by the Company, and $1,000,000 will be donated in accordance with the director's recommendations to eligible educational institutions and charitable organizations. Each of the Company's non-employee directors and Mr. Farrell currently participate in the Directors' Charitable Award Program. The Company is the owner and beneficiary of life insurance policies insuring the lives of the participating directors. Premiums paid in 1993 in respect of such policies totaled an aggregate of approximately $361,000.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation of the Chief Executive Officer, the other four highest paid executive officers of the Company and a former executive officer who retired in November 1993:

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                         --------------------
                                                                               OPTIONS
                                                                              (NUMBER OF
                                                 ANNUAL COMPENSATION          SHARES)(D)
                                                ---------------------    --------------------       ALL OTHER
                                        YEAR    SALARY(B)    BONUS(C)    SERVICES    MINERALS    COMPENSATION(A)
                                        ----    ---------    --------    --------    --------    ---------------
J. C. Farrell                           1993    $425,000     $425,000    100,000      68,000         $13,602
  Chairman, President                   1992     412,500     250,000      61,800      12,360          13,336
  and Chief Executive                   1991     375,000     225,000      35,000       7,000              --
  Officer (e)
D. L. Marshall                          1993     345,000     240,000      85,000      16,000          12,968
  Vice Chairman and                     1992     343,333     210,000      30,500       6,100          12,702
  Chief Financial                       1991     325,000     160,000      25,000       5,000              --
  Officer (f)
R. D. Duke                              1993     191,666     110,000          --          --          11,317
  Senior Vice President,                1992     219,167     100,000      13,500       2,700          11,262
  General Counsel                       1991     210,000      95,000      15,000       3,000              --
  and a Director (g)
G. R. Spindler                          1993     254,000     110,000          --      60,000          11,920
  President and Chief                   1992     243,000     100,000          --      24,300          11,654
  Executive Officer of Pittston Coal    1991          --          --          --          --              --
  Company and Senior Vice
  President of the Company (h)
G. R. Rogliano                          1993     161,166      85,000      36,000      10,000          10,918
  Vice President -- Controllership      1992     153,333      67,000      10,000       2,000          10,571
  and Taxes (h)                         1991          --          --          --          --              --
F. T. Lennon                            1993     162,000      55,000      32,000       8,000          10,906
  Vice President -- Human Resources     1992     152,875      60,000      15,000       3,000          20,571
  and Administration (h)                1991          --          --          --          --              --

- ---------------
(a) The Company made matching contributions under the Savings-Investment Plan in 1993 in the amount of $8,994 for each of the named executive officers. The Savings-Investment Plan is a compensation reduction plan intended to qualify under Section 401(k) of the Code. Under the Savings-Investment Plan employee contributions are matched at rates of 50% to 100% up to 5% of covered compensation (subject to limitations imposed by such Code). In 1992 Mr. Lennon received a relocation bonus of $10,000. In 1993 the Company paid life insurance premiums under the Salary Continuation Plan in the amount of $4,608 for Mr. Farrell; $3,974 for Mr. Marshall; $2,323 for Mr. Duke; $2,926 for Mr. Spindler; $1,924 for Mr. Rogliano and $1,912 for Mr. Lennon. The Salary Continuation Plan provides a death benefit equal to three times a covered employee's annual salary payable in ten equal annual installments to the employee's spouse or other designated beneficiary.

(b) Salaries before compensation reduction payments under the Savings-Investment Plan.

(c) Annual incentive payments under the Key Employees Incentive Plan. Mr. Farrell elected to defer 50% of his cash incentive payment for 1993 pursuant to the Company's Key Employees Deferred Payment Program, and as of January 1, 1994, the amount of $212,500 was converted under such Program into 3,830.78 Services Stock equivalent units ("Services Units") and 4,798.51 Minerals Stock equivalent units ("Minerals Units") and credited to his account at a rate per Services Unit equal to the average market price ($27.7359) of a share of the Company's Services Stock in December 1993 and at a rate per Minerals Unit equal to the average market price ($22.1423) of a share of the Company's Minerals Stock in December 1993. Messrs. Marshall, Rogliano and Lennon elected to defer portions of their 1993 cash incentive payments as of the same date and at the same rate for Services Units and/or Minerals Units as follows: 20% of Mr. Marshall's payment, $48,000, was converted into 1,730.61 Services Units; 30% of Mr. Rogliano's payment, $25,500, was converted into 735.51 Services Units and 230.33 Minerals Units; and 30% of Mr. Lennon's payment, $16,500, was converted into 416.43 Services Units and 223.55 Minerals Units. Under the Program as now in effect, distributions with respect to the Services Units and the Minerals Units are to be made in cash in an amount equal to the value of the Services Stock and the Minerals Stock, respectively, in the month prior to the commencement of the distribution, but such amount may not be less than the aggregate amount of the cash incentive payment deferred. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(d) Options granted under the 1988 Stock Option Plan. Options granted to each executive officer prior to approval of the Services Stock Proposal by the shareholders at the 1993 Annual Meeting were converted to options for Services Stock and/or Minerals Stock on July 26, 1993 on the basis of one share of Services Stock for each share of former Common Stock and one fifth of one share of Minerals Stock for each share of former Common Stock, except in the case of Mr. Spindler, whose options were converted on the basis of
    1.215 shares of Minerals Stock for each share of former Common Stock.

(e) Mr. Farrell served as President and Chief Operating Officer from July 1990 through September 1991 and as Chairman, President and Chief Executive Officer since October 1991.

(f) Mr. Marshall resigned as Chief Financial Officer of the Company on February 9, 1994. He remains the Vice Chairman of the Board and a director of the Company.

(g) Mr. Duke retired as Senior Vice President and General Counsel of the Company on November 1, 1993 and as a director of the Company on November 5, 1993.

(h) Messrs. Spindler, Rogliano and Lennon were not executive officers during 1991.

STOCK OPTIONS

     The following table sets forth information concerning nonqualified stock options granted under the Company's 1988 Stock Option Plan on November 4, 1993, to the Chief Executive Officer and four other officers named in the Summary Compensation Table. Such options will become exercisable in three installments comprising one third of the total number of shares covered by such option on each of the first three anniversaries of the date of grant; have purchase prices per share for such installments equal, respectively, to 105%, 110% and 115% of the Fair Market Value of the Services Stock or Minerals Stock, as the case may be, on the date of grant, rounded up to the next higher cent; expire on November 4, 1999; and also provide for an additional option to the optionee (expiring on October 31, 2003) for one third of the total number of shares covered by the basic option at purchase prices and in proportionate amounts corresponding to the three installments under the basic option, but exercisable ratably on the basis of the retention for a two-year period of shares acquired on the exercise of such basic option. None of such options shall be exercisable, however, until such time as any conditions required to assure that such options constitute "performance-based" remuneration within the meaning of the Omnibus Budget Reconciliation Act of 1993 have been satisfied. No stock appreciation rights were granted under the 1988 Stock Option Plan in 1993. Mr. Duke did not receive any option grant in 1993.

                             OPTION GRANTS IN 1993

                               INDIVIDUAL GRANTS

                                NUMBER OF
                                SECURITIES       PERCENT OF CLASS
                                UNDERLYING        TOTAL OPTIONS         EXERCISE                     GRANT DATE
                                 OPTIONS             GRANTED            PRICE PER     EXPIRATION      PRESENT
             NAME                GRANTED       TO EMPLOYEES IN 1993       SHARE          DATE          VALUE*
- ------------------------------  ----------     --------------------     ---------     ----------     ----------
J. C. Farrell
  Services....................    25,000                2.9%             $ 27.30        11-04-99      $218,500
                                  25,000                2.9                28.60        11-04-99       203,500
                                  25,000                2.9                29.90        11-04-99       189,750
                                   8,333                 .9                27.30        10-31-03        18,166
                                   8,333                 .9                28.60        10-31-03        17,333
                                   8,334                 .9                29.90        10-31-03        16,251
  Minerals....................    17,000                6.6                23.50        11-04-99       107,950
                                  17,000                6.6                24.62        11-04-99       100,470
                                  17,000                6.6                25.74        11-04-99        92,820
                                   5,666                2.2                23.50        10-31-03         8,726
                                   5,667                2.2                24.62        10-31-03         8,217
                                   5,667                2.2                25.74        10-31-03         7,699
D. L. Marshall
  Services....................    21,250                2.5                27.30        11-04-99       185,725
                                  21,250                2.5                28.60        11-04-99       172,975
                                  21,250                2.5                29.90        11-04-99       161,288
                                   7,083                 .8                27.30        10-31-03        15,441
                                   7,083                 .8                28.60        10-31-03        14,733
                                   7,084                 .8                29.90        10-31-03        13,814
  Minerals....................     4,000                1.6                23.50        11-04-99        25,400
                                   4,000                1.6                24.62        11-04-99        23,640
                                   4,000                1.6                25.74        11-04-99        21,840
                                   1,333                 .5                23.50        10-31-03         2,053
                                   1,333                 .5                24.62        10-31-03         1,933
                                   1,334                 .5                25.74        10-31-03         1,814
G. R. Spindler
  Minerals....................    15,000                5.9                23.50        11-04-99        95,250
                                  15,000                5.9                24.62        11-04-99        88,650
                                  15,000                5.9                25.74        11-04-99        81,900
                                   5,000                2.0                23.50        10-31-03         7,700
                                   5,000                2.0                24.62        10-31-03         7,250
                                   5,000                2.0                25.74        10-31-03         6,800

                                NUMBER OF
                                SECURITIES       PERCENT OF CLASS
                                UNDERLYING        TOTAL OPTIONS         EXERCISE                     GRANT DATE
                                 OPTIONS             GRANTED            PRICE PER     EXPIRATION      PRESENT
             NAME                GRANTED       TO EMPLOYEES IN 1993       SHARE          DATE          VALUE*
- ------------------------------  ----------     --------------------     ---------     ----------     ----------
G. R. Rogliano
  Services....................     9,000                1.1%             $ 27.30        11-04-99      $ 78,660
                                   9,000                1.1                28.60        11-04-99        73,260
                                   9,000                1.1                29.90        11-04-99        68,310
                                   3,000                 .4                27.30        10-31-03         6,540
                                   3,000                 .4                28.60        10-31-03         6,240
                                   3,000                 .4                29.90        10-31-03         5,850
  Minerals....................     2,500                1.0                23.50        11-04-99        15,875
                                   2,500                1.0                24.62        11-04-99        14,775
                                   2,500                1.0                25.74        11-04-99        13,650
                                     833                 .3                23.50        10-31-03         1,283
                                     833                 .3                24.62        10-31-03         1,208
                                     834                 .3                25.74        10-31-03         1,134
F. T. Lennon
  Services....................     8,000                 .9                27.30        11-04-99        69,920
                                   8,000                 .9                28.60        11-04-99        65,120
                                   8,000                 .9                29.90        11-04-99        60,720
                                   2,666                 .3                27.30        10-31-03         5,812
                                   2,667                 .3                28.60        10-31-03         5,547
                                   2,667                 .3                29.90        10-31-03         5,201
  Minerals....................     2,000                 .8                23.50        11-04-99        12,700
                                   2,000                 .8                24.62        11-04-99        11,820
                                   2,000                 .8                25.74        11-04-99        10,920
                                     666                 .3                23.50        10-31-03         1,026
                                     667                 .3                24.62        10-31-03           967
                                     667                 .3                25.74        10-31-03           907

- ---------------
* Based on the Black-Scholes option pricing model and the following assumptions:
  (i) a projected annual dividend yield of 2% for Services Stock and 3% for Minerals Stock; (ii) expected volatilities of .3617 for Services Stock and .3381 for Minerals Stock; (iii) a risk-free interest rate of 5.3% for options expiring in 1999 and 6.0% for options expiring in 2003; and (iv) all options are exercised on the expiration date. All values are discounted at a compound annual rate of 3% until vested to reflect risk of forfeiture. Values for the additional options that are contingent on holding shares acquired under the basic options assume that 20% of the additional options will become exercisable. The actual value an executive officer may receive depends on market prices for Services Stock and the Minerals Stock, and there can be no assurance that the amounts reflected in the Grant Date Present Value column will actually be realized. No gain to an executive officer is possible without an appreciation in stock value, which will benefit all shareholders commensurately.

     The following table sets forth information concerning the exercise of options during 1993 and unexercised options held at the end of such year.

                      AGGREGATED OPTION EXERCISES IN 1993
                           AND YEAR-END OPTION VALUES

                                 STOCK OPTIONS

                                                         NUMBER OF UNEXERCISED
                             NUMBER OF                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                              SHARES                          OPTIONS AT              IN-THE-MONEY OPTIONS AT
                             ACQUIRED                      DECEMBER 31, 1993             DECEMBER 31, 1993
                                ON         VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ---------------------------  ---------   ----------   -----------   -------------   -----------   -------------
J. C. Farrell
  Services.................   100,000    $1,417,000     117,150        154,650      $ 1,906,234     $ 963,316
  Minerals.................    20,000       174,400      23,430         78,930          234,779       106,654
D. L. Marshall
  Services.................   100,000     1,407,000      71,500        119,000        1,054,965       617,347
  Minerals.................    20,000       172,600      14,300         22,800          125,218        65,893
R. D. Duke
  Services.................     3,000        48,150      84,000        -0-            1,373,390       -0-
  Minerals.................     3,000        36,098      14,400        -0-              139,029       -0-
G. R. Spindler
  Services.................     --           --          --             --              --            --
  Minerals.................    -0-          -0-          66,824         84,301          719,647       246,533
G. R. Rogliano
  Services.................    -0-          -0-          35,500         46,000          573,610       191,980
  Minerals.................    -0-          -0-           7,100         12,000           70,896        19,440
F. T. Lennon
  Services.................     6,500        81,856      28,125         43,875          460,675       219,251
  Minerals.................     1,100        12,029       5,625         10,375           56,873        23,266

PENSION-RETIREMENT PLAN

     The Company maintains a noncontributory Pension-Retirement Plan (the "Pension Plan") covering, generally, full-time employees of the Company and participating subsidiaries who are not covered by a collective bargaining agreement. The Pension Plan provides that an eligible employee upon retirement at age 65 will receive an annual benefit equivalent to 2.1% of average salary for his or her 36 consecutive months of highest earnings multiplied by the number of years of service not to exceed 25 years, plus 1% of such average salary multiplied by the number of years of service in excess of 25 years, less 0.55% of the average Social Security taxable wage base for the relevant period provided in the Pension Plan multiplied by his or her years of service not to exceed 35. Salary under the Pension Plan means regular compensation, including commissions, bonuses, overtime and premium pay but excluding any living or other expense allowances. An eligible employee who has completed ten years of service may retire at any time after reaching his or her

55th birthday and become entitled to receive an actuarially reduced pension. Employees may elect to have their annual pension benefits paid in the form of a straight life annuity, joint and survivor annuity or period certain annuity. The Pension Plan also provides certain disability retirement benefits and death benefits. Accrued Plan benefits are vested upon employees' completion of five years of vesting service. The Code limits the amount of pensions which may be paid under federal income tax qualified plans. The Company's Board of Directors has adopted a Pension Equalization Plan under which the Company will make additional payments so that the total amount received by each person affected by the Code limitations is the same as would otherwise have been received under the Pension Plan. The Company has reserved the right to terminate or amend the Pension Plan or the Pension Equalization Plan at any time.

     The table below illustrates the estimated annual benefits payable upon retirement at age 65 under the Pension and Pension Equalization Plans to officers and other eligible employees in various classifications as to average salary and years of service. The table does not reflect reductions on account of the Social Security taxable wage base referred to above.

                               PENSION PLAN TABLE

                                            ESTIMATED ANNUAL PENSION
AVERAGE ANNUAL SALARY                     PAYABLE BASED ON SERVICE OF:
  DURING 36 MONTHS        ------------------------------------------------------------
   OF HIGHEST PAY         10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
- ---------------------     --------     --------     --------     --------     --------
     $   200,000          $ 42,000     $ 63,000     $ 84,000     $105,000     $115,000
         300,000            63,000       94,500      126,000      157,500      172,500
         500,000           105,000      157,500      210,000      262,500      287,500
         700,000           147,000      220,500      294,000      367,500      402,500
         900,000           189,000      283,500      378,000      472,500      517,500
       1,000,000           210,000      315,000      420,000      525,000      575,000

Such amounts are based on the assumption that the employee will be in the Company's employ until normal retirement date, that the Pension and Pension Equalization Plans will continue in effect without change and that payments will be made on a straight life annuity basis. The Pension and Pension Equalization Plans give effect to the full amount of earnings shown under the salary and bonus columns of the Summary Compensation Table. At December 31, 1993, the executive officers named in such Table had been credited under the Pension Plan with the following years of service: Messrs. Farrell and Marshall, 10 years; and Mr. Duke, 9 years; Mr. Rogliano, 9 years; Mr. Spindler, 8 years; and Mr. Lennon, 17 years. Messrs. Farrell, Marshall and Duke are also entitled to certain supplemental pension benefits under agreements with each of them. Such supplemental pension benefits are calculated on the basis of the Company's Pension Plan but with effect being given to periods of up to 20 years of certain prior employment and with a reduction in such benefits to reflect any pension payable under the Company's Plan and under the plan covering such prior employment.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with Messrs. Farrell and Marshall, extending through April 1996, in the case of Mr. Farrell, and May 1994, in the case of Mr. Marshall. The agreements provide for a minimum annual salary of $425,000, in the case of Mr. Farrell, and $345,000, in the case of Mr. Marshall. The agreements also provide for termination payments in the event of termination of employment for reasons other than Due Cause (as defined in the agreements). Each such termination payment would be a lump sum cash payment equal to the sum of
(i) the annual salary in effect prior to termination, multiplied by a fraction (the "Remaining Term Multiplier"), the numerator of which is the number of months in the remaining term of the agreement and the denominator of which is twelve, (ii) the last annual bonus actually paid, multiplied by the Remaining Term Multiplier and (iii) a reasonable sum reflecting the economic equivalent of participation in all applicable employee benefit programs of the Company for the remaining term of the agreement. The Remaining Term Multiplier may not be less than 1.5, in the case of Mr. Farrell, and 1.0, in the case of Mr. Marshall. The employment agreements also entitle each of Messrs. Farrell and Marshall to participate in the Company's management and other employee benefit plans, to receive supplemental pension and disability benefits and, in the event of termination of employment for disability or early retirement after the original term of his agreement, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan regardless of age and years of services as though December 31, 1993, had been an early retirement date. In February 1994 the Company entered into a new employment agreement with Mr. Marshall extending through May 1995, which will become effective on June 1, 1994, upon the termination of his old agreement. Such agreement provides for a salary of $200,000 and entitles Mr. Marshall to participate in the Company's management and other employee benefit plans, to receive supplemental pension benefits, and, in the event of early retirement or termination of employment for any other reason, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan. On March 10, 1994 the Compensation and Benefits Committee approved an increase, effective April 1, 1994, to Mr. Farrell's annual salary from $425,000 to $475,000.

CHANGE IN CONTROL ARRANGEMENTS

     In 1984 the Board approved the original employment agreements described above with Messrs. Farrell and Marshall, as an inducement for them to accept employment with the Company. At the same time the Board approved supplemental employment agreements with each of them, providing for continuation of employment after a "change in control" (as defined) of the Company, but not beyond age 65, at an annual salary equal to his annual salary in effect on the date of the commencement of his employment in 1984 plus his first annual discretionary bonus, the aggregate of the two being annually indexed from such commencement date, in the case of salary, and from the date of payment, in the case of the bonus, by the following formula: the higher of (i) 10% or (ii) 80% of the percentage change in the Consumer Price Index. Under the supplemental employment agreements each such officer is entitled to continue to participate in all management and employee benefit plans, to accrue pension benefits and, in the event of termination of employment, to receive a cash payment equivalent to the value of all unexercised stock options (whether or not then exercisable). The executive officer agrees to remain in the Company's employ during the term of his supplemental agreement. In case of termination of employment, the executive officer is under no duty to mitigate damages, and remuneration received from other sources cannot be offset against the Company's obligations under the supplemental employment agreement. The change of control agreement with Mr. Marshall will terminate in May 1994.

     The Company entered into change in control employment agreements with Messrs. Lennon, Rogliano and Spindler in 1988. In these agreements Messrs. Lennon, Rogliano and Spindler agree to remain in the employ of the Company for a specified term after a "change in control" (as defined). In the agreements initial aggregate cash compensation is determined on the basis of salary and bonus levels paid when the agreement takes effect. In general, the Company may terminate the employee's employment for "cause," and the employee may terminate his employment for "good reason," which includes an overall reduction in authority or responsibility or a requirement to change base location. In case of termination for "good reason," the employee is, in substance, entitled to receive an amount equal to his compensation for the remaining term of his agreement or, in certain cases, a discounted lump-sum payment. In 1990 the Company entered into a similar change in control employment agreement with Mr. Duke superseding an agreement executed as an inducement to him to accept employment in 1984; such agreement expired in November 1993.

     In case a "change in control" should occur, for example on July 1, 1994, the terms of the change in control employment agreements would be as follows:
Mr. Farrell, 60 months; and Messrs. Lennon, Rogliano and Spindler, 36 months.

COMPLIANCE WITH SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 1993, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that one report, covering one transaction, was inadvertently filed late by James B. Hartough, Vice President -- Corporate Finance and Treasurer of the Company.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") is responsible for establishing and reviewing policies governing salaries, incentive compensation, and the terms and conditions of employment of executive officers of the Company. The policies of the Compensation Committee applicable to the compensation of executive officers are described below.

     The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success. Recognizing the desirability of tying the compensation of executive officers to performance and of aligning their interests closely to the long-term interests of the Company and its shareholders, the Compensation Committee has determined that a significant part of the compensation of executive officers should be paid in the form of annual incentive payments under the Key Employees Incentive Plan and stock option grants.

     The Compensation Committee has from time to time engaged a recognized consultant in the executive compensation field to review and confirm the appropriateness of the Company's salary, annual bonus and long-term incentive programs for executive officers. In collaboration with that consultant, the Compensation Committee has developed a policy to make available to executive officers the opportunity to earn at targeted levels of performance annual cash compensation close to the 50th percentile for comparable positions in companies of similar size across all industries, from whom the Company seeks to attract executive officers.

Cash compensation is paid to executive officers in the form of salaries and annual incentive payments under the Key Employees Incentive Plan.

     The Compensation Committee periodically reviews the salaries of executive officers in light of competitive job ratings standards and the Compensation Committee's evaluation of their individual performance and makes such adjustments as are appropriate. Each year the Compensation Committee prescribes target cash incentive awards for executive officers under the Key Employees Incentive Plan. Such target incentives are indicative of the incentive payment that an executive officer might expect to receive for such year based upon a strong performance by the individual executive officer in achieving established individual objectives, his operating or staff unit and the overall performance of the Company or relevant operating groups. For purposes of calculating actual awards under such guidelines, individual performance is given a weight factor of 50%, and unit and the Company or relevant operating group performance are each given weight factors of 25%.

     Under the policy and administrative guidelines adopted by the Compensation Committee for 1993, the Chief Executive Officer of the Company (the "CEO") had a target cash incentive award of 50% of salary based on full performance by the Company and by him individually. Based on such guidelines, the CEO's actual award could have ranged from 0 to 100% of salary, depending on his performance rating and that of the Company as determined by the Compensation Committee and approved by the Board. The Committee recommended and the Board approved an annual incentive payment of $425,000 or 100% of salary for the CEO for 1993 after considering the following quantitative and qualitative measures of the Company's performance: (i) the performance of the Company's share prices, noting the achievement of a 100% increase in market capitalization, (ii) estimated actual earnings and cash flow on a consolidated basis, (iii) estimated actual operating profits and cash flow of each reportable business segment, (iv) the safety record and environmental performance of each segment, (v) the achievement of record earnings and a marked increase in cash flow at Burlington, (vi) the development and implementation of the tracking stock proposal; and (vii) the successful negotiation of the Addington acquisition in furtherance of the Company's strategy to become a low-cost producer of steam coal in the United States while reducing its relative exposure in the metallurgical coal market. In evaluating the performance of each business segment and the Company as a whole, the Committee took into account as additional factors and criteria: pricing and market conditions affecting each business segment; the effect of the world economy on such businesses; comparative performance of the Company's competitors; productivity and cost containment measures successfully carried out; progress of management development and employee relations efforts; and the quality of strategic planning and communications with external constituencies. The Committee's evaluation of the CEO's performance was based not only on the measures of the Company's performance and the other factors and criteria described above but also on the Committee's business judgment of the CEO's performance as it related to results in 1993 and the long-term positioning of the Company. The Compensation Committee did not attach specific weights to the foregoing factors, but in general the Committee attached more significance to the development and implementation of the tracking stock proposal and the consequent performance of the Company's share prices than the other factors.

     In 1993 the Compensation Committee made a special stock option grant to executive officers of the Company. This grant was intended to represent approximately two years of competitive annual stock option grants for Mr. Farrell, and approximately three years of grants for the other executive officers, and contained a feature permitting the exercise of additional options only upon the retention of shares acquired from the exercise of the basic option, all combined into a single grant for each executive. The Committee's intent in making this special grant was to maximize the alignment between management and shareholders during the initial period of independent trading of the Services Stock and the Minerals Stock and to raise the level of executive stock ownership and thereby further align the interests of management and shareholders. The Committee also considered the unexercised stock options currently held by the Company's executive officers. The specific number of years until the next stock option grant for each executive will be determined by an annual review of each executive's current scope of responsibility as well as competitive long-term incentive grant practices. Because these stock options have been granted with premium exercise prices of up to 115% of market value on the date of grant, executive officers will benefit from such stock option grants only to the extent the Company's stock price has appreciated above the exercise price at the time such options become exercisable. In addition, since the options generally "vest" serially over a period of three years after the date of grant, they enhance the ability of the Company to retain executive officers while encouraging such officers to take a longer term view in their decisions impacting the Company. Because the basic options expire in six years they encourage prompt action to deliver shareholder gains and tend to reduce the gains which might be expected to accrue from inflation as compared with options exercisable over a longer period. Stock options, therefore, tie the compensation of executive officers directly to the long-term performance of the Company.

     The Compensation Committee believes that reasonable post-takeover employment arrangements are often an essential aspect of the terms of employment of executive officers. The Committee also recognizes the importance to the Company of retaining its executive officers during and after the disruption typically provoked by a takeover offer (whether or not ultimately successful). The Company is party to a "change in control" employment agreement with each of its executive officers, and the Compensation Committee is firmly of the view that the Company and its shareholders have benefitted from the relatively modest protection which such agreements afford to its executive officers. The Company also has entered into employment agreements with Messrs. Farrell and Marshall. The Compensation Committee believes that these employment agreements provide reasonable compensation arrangements and give the Company a high degree of management stability during a period of economic change.

     The Omnibus Budget Reconciliation Act of 1993 contains a new Code Section 162(m) which disallows a tax deduction for any publicly held corporation for remuneration exceeding $1 million in any taxable year for chief executive officers and certain other executive officers, except for remuneration paid under qualifying "performance based" plans. The Company has determined to qualify the grant of stock options under the 1988 Stock Option Plan under
Section 162(m) by presenting to the shareholders the proposed amendments to such Plan limiting the maximum number of stock options that an individual participant may receive, as more fully described on pages 27 through 31. The Committee will continue to evaluate the impact of the Section 162(m) limitations on an ongoing basis in light of final regulations and future events with an objective of achieving deductibility to the extent appropriate.

Robert H. Spilman, Chairman
Roger G. Ackerman
Mark J. Anton
Adam H. Zimmerman

PERFORMANCE GRAPHS

     The following graphs show a five-year comparison of cumulative total returns for each class of the Company's common stock, the S&P 500 Index, the S&P Transportation Index, an index of peer services companies (the "Services Index") selected by the Company, an index of peer minerals companies (the "Minerals Index") selected by the Company and a composite index of peer companies (the "Composite Peer Group Index").

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
           THE PITTSTON COMPANY, S&P 500 INDEX AND THE PEER GROUP(1)
                        (FISCAL YEAR ENDING DECEMBER 31)

                                   [GRAPH]

      MEASUREMENT PERIOD         THE PITTSTON     S&P 500 IN-      COMPOSITE
    (FISCAL YEAR COVERED)           COMPANY           DEX         PEER INDEX
           1988                    100              100              100
           1989                    123              132              110
           1990                    111              128               89
           1991                     99              167              110
           1992                     89              179              123
         7/6/93                    110              184              110
       12/31/93                    207              197              147

- ---------------

(1) On July 26, 1993, the Company's shareholders approved the Services Stock Proposal under which the Company reclassified its former single class of common stock by redesignating it as Pittston Services Group Common Stock and distributing a second class of common stock designated as Pittston Minerals Group Common Stock on the basis of one fifth of one share of such Stock for each share of the Company's former common stock held by shareholders of record on July 26, 1993. For the line designated as "Pittston" the graph depicts the cumulative return on $100 invested in the Company's former single class of common stock from January 1, 1988 through July 5, 1993 (the last trading day prior to the commencement of trading in the Services Stock and the Minerals Stock). Since July 6, 1993 (the date of commencement of trading in the Services Stock and the Minerals Stock) the graph depicts the cumulative return on a capitalization-weighted combination of Services Stock and Minerals Stock. For the S&P 500 Index and the Composite Peer Group Index, cumulative returns are measured on an annual basis for the period from January 1, 1988 through July 5, 1993 and then from July 6, 1993 through December 31, 1993, with the value of each index set to $100 on January 1, 1988. Total return assumes reinvestment of dividends. The returns of the component companies included in the Composite Peer Group Index are weighted according to such company's market capitalization at the beginning of each period. Companies in the Composite Peer Group Index are as follows: Addington Resources, Inc.; Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc.; MAPCO; Nerco Inc.; Wackenhut Corporation (Class A); and Westmoreland Coal Company.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SERVICES GROUP COMMON STOCK, MINERALS GROUP COMMON STOCK, THE SERVICES INDEX, THE MINERALS INDEX AND THE S&P
                                  500 INDEX(2)
                 (FROM JULY 6, 1993 THROUGH DECEMBER 31, 1993)

                                   [GRAPH]

                                                                                                  S&P TRANS-
      MEASUREMENT PERIOD         PITTSTON MIN-    S&P 500 IN-    MINERALS PEER   PITTSTON SERV   PORTATION IN-   SERVICES PEER
                                  ERALS GROUP         DEX            INDEX        ICES GROUP          DEX            INDEX
          7/6/93                    100             100             100             100             100             100
        12/31/93                    190             107             113             187             116             132

- ---------------

(2) The graph depicts the cumulative return from July 6, 1993, the date of commencement of trading in the Services Stock and the Minerals Stock, through December 31, 1993 on $100 invested on that date in either Services Stock, Minerals Stock, the Services Index, the Minerals Index, S&P 500 Index or the S&P Transportation Index. Total return assumes reinvestment of dividends. The Services Index consists of a market capitalization-weighted combination of the common stocks of Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc.; Wackenhut Corporation (Class A); ADT Limited; and Borg Warner, Inc. The Minerals Index consists of a market capitalization-weighted combination of the common stocks of Addington Resources, Inc.; MAPCO; Ashland Coal Company; and Westmoreland Coal Company.

                             PROPOSALS OF THE BOARD

     The following proposals are expected to be presented to the meeting. With respect to each proposal all shares of Minerals and Services Stock will vote together as a single voting group, and each such share will have one vote. Proposal No. 1 -- Election of Directors: in order to be elected, nominees for director must receive a plurality of the votes of the shares cast by those present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and shares held by a broker in "street name" ("Broker Shares") that are not voted in the election of directors will not be included in determining the number of votes cast. Proposal No. 2 -- Approval of the Selection of Independent Certified Public Accountants: must receive more votes cast in favor of such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon than votes cast in opposition to such proposal by such holders. Proposal No. 3 -- Amendment to the 1988 Stock Option Plan, Proposal No. 4 -- Amendment and Restatement of the Key Employees Deferred Payment Program and Proposal No. 5 -- Approval of the 1994 Employee Stock Purchase Plan: each must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposals 3, 4 or 5, as the case may be, will have the same effect as votes cast in opposition to such Proposal. Broker Shares that are not voted on any matter presented at the meeting will not be included in determining the number of shares present or represented at the meeting.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     In accordance with the Company's charter and bylaws, the Board of Directors is divided into three classes, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Under the bylaws the number of directors that constitute the entire Board is currently twelve.

     The nominees for election as directors for three-year terms expiring in 1997 are: Messrs. Roger G. Ackerman, Mark J. Anton, Joseph C. Farrell and Robert
H. Spilman.

     Set forth below is information concerning the age, principal occupation and employment during the past five years, other directorships and positions with the Company of each nominee and continuing director, and the year in which he first became a director of the Company.

                           NOMINEES FOR ELECTION AS DIRECTORS FOR
                           A THREE-YEAR TERM EXPIRING IN 1997
                           ROGER G. ACKERMAN, 55, is President and Chief
                             Operating Officer of Corning Incorporated, a company engaged in specialty glass, ceramics, communications and consumer products
PHOTO manufacturing and in laboratory services. He has served Corning Incorporated in various engineering, sales and management capacities since 1962, including Group President, Specialty Materials Group from 1985 to 1990. He is a director of Corning Incorporated, Corning International Corporation, Dow Corning Corporation and Massachusetts Mutual Life Insurance Company. Mr. Ackerman has been a director of the Company since May 1991 and is a member of the Executive Committee, the Compensation and Benefits Committee and the Pension Committee.
                           MARK J. ANTON, 68, is a private investor. From 1983
                             until his retirement in 1989 he served Quantum Chemical Corporation in various executive capacities, including Executive Vice President of Quantum Chemical Corporation and President of its
PHOTO Suburban Propane Division. He is a director of Phoenix Home Life Insurance Company. Mr. Anton has been a director of the Company since 1977 and is Chairman of the Audit and Ethics Committee and a member of the Executive Committee and the Compensation and Benefits Committee.
                           JOSEPH C. FARRELL, 58, is Chairman, President and
                             Chief Executive Officer of the Company and has served in that capacity since October 1991. From July 1990 through September 1991, he served as
PHOTO President and Chief Operating Officer of the Company, and from 1984 to 1990 he served as Executive Vice President of the Company. He also serves as Chairman of the Board of Brink's, Incorporated, Brink's Home Security, Inc. and, since February 1994, Burlington Air Express Inc., all wholly owned subsidiaries of the Company. Mr. Farrell has been a director of the Company since 1986 and is Chairman of the Executive Committee.

                             ROBERT H. SPILMAN, 66, is Chairman and Chief
                               Executive Officer of Bassett Furniture
                               Industries, Inc. He is Chairman of the Board and a director of Jefferson-Pilot Corporation and of its subsidiary, Jefferson-Pilot Life Insurance
PHOTO Company, and is a director of NationsBank Corporation and Trinova Corporation. Mr. Spilman has been a director of the Company since 1987 and is Chairman of the Compensation and Benefits Committee and a member of the Executive Committee and the Finance Committee.
                             CONTINUING DIRECTORS
                             JAMES R. BARKER, 58, is Chairman of The Interlake
                               Steamship Co. and Vice Chairman of Mormac Marine Group, Inc. Mr. Barker was formerly Chairman of the Board of Moore McCormack Resources, Inc., and
PHOTO Chairman of that company's operating subsidiaries since April 1979. He was also Chief Executive Officer of Moore McCormack Resources, Inc., from 1971 to January 1987. In 1969 Mr. Barker co-founded a management consulting firm, Temple, Barker & Sloane, Inc., and served in the capacity of Executive Vice President. Mr. Barker is a director of GTE Corporation. He is a member of the Board of Trustees of Stamford Hospital and a member of the Business Advisory Committee of the Transportation Center at Northwestern University and the Board of Visitors of Columbia University. Mr. Barker has been a director of the Company since July 1993 and is a member of the Executive Committee, the Finance Committee and the Pension Committee. His current term as a director of the Company expires in 1995.

                             JAMES L. BROADHEAD, 58, is Chairman and Chief
                               Executive Officer of FPL Group, Inc., a public utility holding company. From 1989 to 1990 he served as President and Chief Executive Officer
PHOTO of FPL Group, Inc., and from 1984 to 1988 he served GTE Corporation, a telecommunications company, in various executive capacities, including President of GTE's Telephone Operating Group. He is a director of FPL Group, Inc., its subsidiaries Florida Power & Light Company and FPL Group Capital, Inc., Barnett Banks, Inc. and Delta Air Lines, Inc. Mr. Broadhead has been a director of the Company since 1983 and is a member of the Executive Committee, the Nominating Committee and the Pension Committee. His current term as a director of the Company expires in 1995.
                             WILLIAM F. CRAIG, 62, has been Chairman of New
                               Dartmouth Bank since 1991 and served as Chief Executive Officer of New Dartmouth Bank from 1991 to 1992. From 1976 until his retirement in 1989,
PHOTO he served Shawmut Bank, N.A., and its parent, Shawmut Corporation, a bank holding company, in various executive capacities, including Vice Chairman. Mr. Craig has been a director of the Company since 1974 and is Chairman of the Finance Committee and a member of the Executive Committee and the Nominating Committee. His current term as a director of the Company expires in 1996.
                             CHARLES F. HAYWOOD, 66, is National City Bank
                               Professor of Finance at the University of
                               Kentucky. From 1990 to 1994 Dr. Haywood was
                               Director and Chief Economist, Center for Business
PHOTO and Economic Research, and from 1989 to 1994 he was First Kentucky National Professor of Finance, College of Business and Economics, University of Kentucky. From 1986 to 1989 he was Professor of Finance and Chief Economist at the University of Kentucky. In addition, Dr. Haywood is a consultant in the fields of economics and financial analysis for financial, nonfinancial and government organizations. Dr. Haywood has been a director of the Company since 1980 and is a member of the Executive Committee, the Audit and Ethics Committee and the Nominating Committee. His current term as a director of the Company expires in 1996.

                             EDWARD G. JORDAN, 64, is a private investor. He is
                               a director of Acme Steel Company and ARA Holding Company, Inc. Mr. Jordan has been a director of
PHOTO the Company since 1981 and is a member of the Executive Committee, the Audit and Ethics Committee and the Finance Committee. His current term as a director of the Company expires in 1996.
                             DAVID L. MARSHALL, 55, is Vice Chairman of the
                               Board of the Company and has served in that capacity since July 1990. He served from 1984 to February 1994 as Chief Financial Officer of the
PHOTO Company and from 1984 to 1990 as Executive Vice President. From 1986 to February 1994 he served as Chairman of the Board of Burlington Air Express Inc., and from 1985 to July 1993 he served as Chairman of the Board of Brink's, Incorporated, both wholly owned subsidiaries of the Company. Mr. Marshall has been a director of the Company since 1986 and is a member of the Executive Committee. His current term as a director of the Company expires in 1995.
                             ROBERT G. STONE, JR., 71, is Chairman of the Board
                               and a director of Kirby Corporation, a
                               diversified firm engaged, through its
                               subsidiaries, in inland and offshore
PHOTO transportation and diesel repairs. He is a director of BHP Company, The Chubb Corporation, Core Industries, Inc., Corning Incorporated, First Boston Investment Funds, Inc., The Japan Fund, Inc., NovaCare, Inc., Scudder Capital Growth Fund, Inc., Scudder Development Fund, Inc., Scudder Global Fund, Inc., Scudder Global Small Company Fund, Inc., Scudder Gold Fund, Inc., Scudder International Bond Fund, Inc., Scudder Latin America Fund, Inc., Scudder New Asia Fund, Inc., Scudder Pacific Opportunities Fund, Inc., Tandem Computers Incorporated and Tejas Gas Corporation. Mr. Stone has been a director of the Company since 1984 and is Chairman of the Pension Committee and a member of the Executive Committee and the Audit and Ethics Committee. His current term as a director of the Company expires in 1995.

                             ADAM H. ZIMMERMAN, 67, retired as Chairman of the
                               Board of Noranda Forest Inc. in 1993 and as Vice Chairman of its parent, Noranda Inc., a natural resource company, in 1992. From 1958 until
PHOTO retirement, Mr. Zimmerman served Noranda Inc. in various executive capacities, including President and Chief Operating Officer from 1982 to 1987. He is Chairman of the Board and a director of Confederation Life Insurance Company and a director of Battery Technologies Inc., Economic Investment Trust Limited, MacMillan Bloedel Limited, Maple Leaf Foods Inc., Noranda Forest Inc., Noranda Inc., Northwood Pulp & Timber Limited, The Toronto-Dominion Bank and Southam Inc. Mr. Zimmerman has been a director of the Company since 1987 and is Chairman of the Nominating Committee and a member of the Executive Committee and the Compensation and Benefits Committee. His current term as a director of the Company expires in 1996.

     The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. If any of them should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

STOCK OWNERSHIP

     Based in part on information furnished by each nominee, continuing director, executive officer and the former executive officer named in the Summary Compensation Table, the number of shares of each of the two classes of the Company's common stock beneficially owned by them at December 31, 1993, was as follows:

                       NAME OF INDIVIDUAL                            NUMBER OF SHARES
                      OR IDENTITY OF GROUP                      BENEFICIALLY OWNED (A) (B)
     -------------------------------------------------------    --------------------------
     R. G. Ackerman.........................................    Services Stock      12,000
                                                                Minerals Stock       2,400
     M. J. Anton............................................    Services Stock      11,800
                                                                Minerals Stock       2,360
     J. R. Barker...........................................    Services Stock       5,333
                                                                Minerals Stock       1,066
     J. L. Broadhead........................................    Services Stock      12,000
                                                                Minerals Stock       2,400
     W. F. Craig............................................    Services Stock      12,051
                                                                Minerals Stock       2,410
     R. D. Duke.............................................    Services Stock      90,750(c)
                                                                Minerals Stock      18,151(c)
     J. C. Farrell..........................................    Services Stock     212,766(c)
                                                                Minerals Stock      45,741(c)

                       NAME OF INDIVIDUAL                            NUMBER OF SHARES
                      OR IDENTITY OF GROUP                      BENEFICIALLY OWNED (A) (B)
     -------------------------------------------------------    --------------------------
     C. F. Haywood..........................................    Services Stock      12,000
                                                                Minerals Stock       2,400
     E. G. Jordan...........................................    Services Stock       7,000(d)
                                                                Minerals Stock       2,400(d)
     F. T. Lennon...........................................    Services Stock      34,366(c)
                                                                Minerals Stock       7,249(c)
     D. L. Marshall.........................................    Services Stock     107,368(c)
                                                                Minerals Stock      16,992(c)
     G. R. Rogliano.........................................    Services Stock      37,726(c)
                                                                Minerals Stock       7,583(c)
     R. H. Spilman..........................................    Services Stock      12,000
                                                                Minerals Stock       2,400
     G. R. Spindler.........................................    Services Stock       4,581(c)
                                                                Minerals Stock      67,782(c)
     R. G. Stone, Jr........................................    Services Stock      12,000
                                                                Minerals Stock       2,400
     A. H. Zimmerman........................................    Services Stock      14,000
                                                                Minerals Stock       2,800
     17 nominees, continuing directors, executive officers
       and former executive officer as a group, including
       those named above....................................    Services Stock     616,490(e)
                                                                Minerals Stock     192,320(e)

- ---------------
(a) Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares. None of such individuals beneficially owns more than approximately .8% of either class of the Company's outstanding Common Stock. None of such individuals owns any of the Company's 9.20% Convertible Subordinated Debentures due July 1, 2004.

(b) Includes shares which could be acquired within 60 days after December 31, 1993, upon the exercise of options granted pursuant to the Company's stock option plans, as follows: Mr. Duke, 84,000 Services Shares and 14,400 Minerals Shares; Mr. Farrell, 117,150 Services Shares and 23,430 Minerals Shares; Mr. Lennon, 28,125 Services Shares and 5,625 Minerals Shares; Mr. Marshall, 71,500 Services Shares and 14,300 Minerals Shares; Mr. Rogliano, 35,500 Services Shares and 7,100 Minerals Shares; Mr. Spindler, 66,824 Minerals Shares; each of Messrs. Ackerman, Anton, Broadhead, Craig, Spilman, Stone, Zimmerman and Dr. Haywood, 11,000 Services Shares and 2,200 Minerals Shares; Mr. Barker, 4,333 Services Shares and 866 Minerals Shares; Mr. Jordan, 1,000 Services Shares and 2,200 Minerals Shares; and all nominees, continuing directors and executive officers as a group (17 persons), 445,233 Services Shares and 157,470 Minerals Shares.

(c) Includes shares, rounded to the nearest whole share, held by the trustee under the Company's Savings-Investment Plan at December 31, 1993, as follows: Mr. Duke, 1,750 Services Shares and 351 Minerals Shares; Mr. Farrell, 7,016 Services Shares and 1,511 Minerals Shares; Mr. Marshall, 5,868 Services Shares and 1,264 Minerals Shares; Mr. Rogliano, 2,226 Services Shares and 483 Minerals Shares; Mr. Spindler, 2,581 Services Shares and 558 Minerals Shares; Mr. Lennon, 4,741 Services Shares and 1,024 Minerals Shares; and all employee directors and executive officers as a group (7 persons), 26,306

    Services Shares and 5,651 Minerals Shares. Non-employee directors do not participate in the Company's Savings-Investment Plan.
(d) Mr. Jordan has shared voting and investment power with respect to 1,000 shares of Services Stock and 200 shares of Minerals Stock.
(e) See notes (a) through (d) above. The total number represents approximately 1.5% of the Company's outstanding Services Stock and 2.3% of the Company's outstanding Minerals Stock at December 31, 1993.
     The following table sets forth the only persons known to the Company to be deemed a beneficial owner of more than five percent of either class of the Company's outstanding Common Stock at December 31, 1993:

                                                             SHARES
                  NAME AND ADDRESS OF                     BENEFICIALLY              PERCENT
                    BENEFICIAL OWNER                          OWNED                 OF CLASS
     The Chase Manhattan Bank
     (National Association), as
     Trustee under The Pittston
     Company Employee Benefits Trust Agreement
       Chase Metrotech Center                       Services Stock   3,853,778(a)        9.3%
       Brooklyn, NY 11245.........................  Minerals Stock    770,301(a)         9.3%
     Norwest Corporation
       Norwest Center
       Sixth and Marquette
       Minneapolis, MN 55479-1000
     Norwest Colorado, Inc.
       One United Bank Center
       1700 Lincoln Street
       Denver, CO 80274-0010
     Norwest Bank Colorado,
       National Association
       (successor to Norwest Bank Denver,
       National Association)
       1700 Broadway                                Services Stock   2,873,185(b)        7.8%
       Denver, CO 80274-0005......................  Minerals Stock   1,181,651(c)       16.0%
     FMR Corp.
     Edward C. Johnson 3d
     Fidelity Management & Research Company
     Fidelity Magellan Fund
       82 Devonshire Street
       Boston, MA 02109-3614......................  Services Stock   5,314,143(d)      12.99%
     FMR Corp.
     Edward C. Johnson 3d
     Fidelity Management & Research Company
       82 Devonshire Street
       Boston, MA 02109-3614......................  Minerals Stock   1,028,720(e)      12.58%

- ---------------
(a) According to a report on Schedule 13D, dated December 7, 1992, filed with the Securities and Exchange Commission, The Chase Manhattan Bank (National Association), as Trustee (the "Trustee") under The Pittston Company Employee Benefits Trust Agreement, as amended (the "Trust Agreement"), has shared voting power and shared dispositive power over the shares. The Company and the Trustee entered into the Trust Agreement and created The Pittston Company Employee Benefits Trust in December 1992 to provide for the satisfaction of certain obligations of the Company and its affiliates under various employee benefit plans of the Company, particularly those providing for the acquisition by employees of shares of common stock. The Trust Agreement provides that shares held by the Trustee shall be voted in the same proportion and manner as shares of common stock held in accounts of participants in the Company's Savings-Investment Plan (the "SIP") and also provides for a similar procedure in the case of a tender or exchange offer for shares of common stock. Such participants direct the voting or tender of shares held in their SIP accounts. In the report the Trustee disclaims beneficial ownership.

(b) According to a report on Schedule 13G dated February 4, 1994, filed with the Securities and Exchange Commission by Norwest Corporation on behalf of itself, its direct subsidiary, Norwest Colorado, Inc., and its indirect subsidiary, Norwest Bank Colorado, National Association, Norwest Corporation had through such subsidiaries sole voting power over 2,523,660 shares of Services Stock, shared voting power over 33,525 shares of Services Stock, sole dispositive power over 2,846,460 shares of Services Stock and shared dispositive power over 2,025 shares of Services Stock. In the report Norwest Corporation and its subsidiaries disclaimed beneficial ownership.

(c) According to a report on Schedule 13G dated February 4, 1994, filed with the Securities and Exchange Commission by Norwest Corporation on behalf of itself, its direct subsidiary, Norwest Colorado, Inc., and its indirect subsidiary, Norwest Bank Colorado, National Association, Norwest Corporation had through such subsidiaries sole voting power over 1,024,426 shares of Minerals Stock, shared voting power over 33,125 shares of Minerals Stock, sole dispositive power over 1,152,846 shares of Minerals Stock and shared dispositive power over 1,345 shares of Minerals Stock. In the report Norwest Corporation and its subsidiaries disclaimed beneficial ownership.

(d) According to a report on Schedule 13G dated February 11, 1994, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; its direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; Edward C. Johnson 3d, Chairman of FMR Corp., and Fidelity Magellan Fund, FMR Corp. had through such entities sole voting power over 268,595 shares of Services Stock, shared voting power over no shares of Services Stock, sole dispositive power over 5,314,143 shares of Services Stock and shared dispositive power over no shares of Services Stock.

(e) According to a report on Schedule 13G dated February 11, 1994, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; its direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; and Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp. had through such entities sole voting power over 85,420 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 1,028,720 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock.

                 PROPOSAL NO. 2 -- APPROVAL OF THE SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has, subject to shareholder approval, selected KPMG Peat Marwick as the Company's independent public accountants for the year 1994 and recommends approval of such selection by the shareholders. KPMG Peat Marwick served in this capacity for the year 1993. One or more representatives of KPMG Peat Marwick are expected to attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

             PROPOSAL NO. 3 -- PROPOSAL TO APPROVE THE AMENDMENT OF
                           THE 1988 STOCK OPTION PLAN

     Stock options have for many years been an important part of the Company's overall compensation program. The Board of Directors believes that options serve to attract, retain and motivate key employees and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success by, among other things, encouraging such employees to take a longer term view in their decisions impacting the Company and by promoting employee stock ownership, thereby further aligning the interests of management and shareholders.

     At March 21, 1994, a total of 2,119,335 shares of Services Stock and 546,368 shares of Minerals Stock are issuable pursuant to outstanding options granted under the Company's 1979, 1985 and 1988 Stock Option Plans. No further options may be granted under the 1979 and 1985 Plans, and 119,942 shares of Services Stock and 800 shares of Minerals Stock remain available for grant under the 1988 Stock Option Plan.

     In these circumstances and having regard to long-standing employee compensation practices of other major corporations, the Board of Directors has after careful review concluded that it is in the best interest of the Company and its shareholders to amend the 1988 Stock Option Plan (the "1988 Plan") to increase the maximum number of shares of Common Stock which may be issued pursuant to options exercised under the Plan to 1,600,000 shares of Services Stock and 225,000 shares of Minerals Stock plus, in each case, the number of shares of Services Stock or Minerals Stock, as the case may be, issuable pursuant to options outstanding on May 6, 1994. In addition, in order to qualify the grant of stock options under the 1988 Plan as "performance-based" remuneration within the meaning of the Omnibus Budget Reconciliation Act of 1993, and, therefore, preserve the tax deduction of the Company attributable to the exercise of options, the Board of Directors has concluded that the 1988 Plan should also be amended to limit the maximum number of options that may be granted in any calendar year to any single participant to options to purchase no more than 250,000 shares of Services Stock and 200,000 shares of Minerals Stock, to conform the administration provisions of such Plan so as to assure disinterested administration as required by such Act and to make certain other related amendments to the Plan. Accordingly, at a meeting held on March 11, 1994, the Board adopted the amendment to the 1988 Plan set forth in Exhibit A to this Proxy Statement, subject to approval of the amendment by the shareholders of the Company.

     Summary of 1988 Plan. The Company's shareholders approved the 1988 Plan at their 1988 Annual Meeting and approved amendments to the 1988 Plan at the 1992 and 1993 annual meetings. The 1988 Plan is administered by the Compensation and Benefits Committee (the "Committee") of the Board of Directors. All members of the Committee must be disinterested persons and none of them are eligible to participate in the 1988 Plan. The proposed amendment will provide that members of the Committee must satisfy the requirements for an outside director pursuant to Section 162(m) of the Code. The Committee is authorized to determine the employees, including officers, to whom options are granted. Each option granted is on such terms and conditions consistent with the 1988 Plan as the Committee may determine. Authority to grant options to employees who are not officers may be delegated by the Board to one or more officers of the Company.

     Option grants are made only to persons who are officers or salaried employees of the Company or a subsidiary of the Company or who have agreed in writing to become officers or salaried employees within not more than 30 days following the date of the option grant. Options under the 1988 Plan have been granted to 211 key employees, 173 of such employees having received Services options and 61 of such employees having received Minerals options.

     At March 21, 1994, 1,936,269 shares of Services Stock and 493,415 shares of Minerals Stock were issuable pursuant to options outstanding under the 1988 Plan. The proposed amendment will authorize the issuance of an additional 1,480,058 shares of Services Stock and 224,200 shares of Minerals Stock pursuant to options to be granted and exercised under the Plan. The maximum number is subject to adjustment in case of stock splits and various corporate changes. The fair market values of such additional shares of the Company's Common Stock on March 21, 1994, were approximately $52,000,000 for Services Stock and $10,000,000 for Minerals Stock.

     The proposed amendment would limit the number of options that may be granted in any calendar year to any single participant to options to purchase no more than 250,000 shares of Services Stock and 200,000 shares of Minerals Stock.

     The Board of Directors may at any time terminate or from time to time amend, modify or suspend the 1988 Plan, except that no such amendment or modification without the approval of shareholders shall (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan, (b) permit the granting of options at an option price less than 100% of the fair market value of the underlying common stock on the date the option is granted, (c) permit the exercise of an option unless arrangements are made to ensure full payment of the option price upon or prior to delivery of the shares or (d) extend beyond May 11, 1998, the period during which options may be granted.

     The option price of shares covered by options granted under the 1988 Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of the Company's Common Stock already owned by the optionee. The Committee has discretion to determine the time or times when options become exercisable, within the limits set forth in the 1988 Plan. All options granted under the 1988 Plan will, however, become fully exercisable if there is a change in control (as defined in the 1988 Plan) of the Company.

     No option is transferable by the optionee otherwise than by will or by the laws of descent or distribution, and during an optionee's lifetime is exercisable only by the optionee or the optionee's duly appointed legal representative.

     Each option granted under the 1988 Plan constitutes either an incentive stock option, intended to qualify under Section 422 of the Code, or a nonqualified stock option, not intended to qualify under Section 422, as determined in each case by the Committee. Each incentive stock option terminates not later than 10 years from the date of grant and each nonqualified option expires not later than 10 years and two days from the date of grant. In view of the provisions of federal income tax laws now in effect, the Company has not granted incentive stock options under the 1988 Plan.

     The Committee may grant a stock appreciation right (a "Stock Appreciation Right") in connection with any option granted under the 1988 Plan. Any such Stock Appreciation Right will provide that the Company, at the election of the optionee and subject to specified conditions, will purchase all or any part of such option to the extent exercisable at the date of such election, for an amount (in the form of cash, shares of the Company's Common Stock, or any combination thereof, as the Committee in its discretion determines) equal to the excess of the fair market value of the shares covered by the option or part thereof so purchased over the option price of such shares. Shares covered by any option purchased are not available for grant of further options. No options containing Stock Appreciation Rights are outstanding under the 1988 Plan.

     The Committee may grant a limited right (a "Limited Right") in connection with any option granted under the 1988 Plan. A Limited Right is exercisable only for a limited period in the event of a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, for shares of the Company's Common Stock where shares of Common Stock representing 30% or more of the total voting power in the election of directors of the Company of all classes of Common Stock are acquired. A Limited Right provides that the Company will, at the election of the optionee and subject to specified conditions, purchase all or any part of the option to which the Limited Right relates for an amount equal to the excess of the highest price paid pursuant to the offer over the option price of such shares. Payment upon exercise of a Limited Right will be entirely in cash. Shares covered by any option as to which a Limited Right is exercised are not available for grant of further options.

     If an optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death or retirement under a pension plan sponsored by the Company, any option, Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after cessation of employment, or in the case of a Limited Right not later than the expiration date of such Right. If an optionee ceases to be an employee by reason of early, normal or late retirement, (a) any Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after such retirement, or in the case of a Limited Right not later than the expiration date of such Right, and (b) any option to the extent then exercisable may, unless it otherwise provides, be exercised within three years after such retirement, unless within 45 days after such retirement the Committee otherwise determines in accordance with the provisions of the 1988 Plan.

     Should an optionee die after ceasing to be an employee, any option (but not any Stock Appreciation Right or Limited Right) exercisable at the time of the optionee's death may be exercised within one year after death by the optionee's estate or by the person designated in the optionee's will. Should an optionee die while an employee, any option (but not any Stock Appreciation Right or Limited Right) exercisable by the optionee at the time of death, together with the unmatured installment, if any, of such option which at that time is next scheduled to become exercisable, may be exercised within one year after death by the optionee's estate or by the person designated in the optionee's will.

     In no case, however, may an option or related Stock Appreciation Right or Limited Right be exercised following the termination date of the option.

     The Company may establish procedures for ensuring payment or withholding of income or other taxes in connection with the issuance of shares under options. Such procedures may include provision for such payment or withholding by retention of shares otherwise issuable to the optionee.

     Federal Tax Consequences of the Plan. Under present federal income tax laws, options under the 1988 Plan have the following consequences:

          (1) Upon the granting of an option under the 1988 Plan, the optionee will have no taxable income and the Company will have no tax deduction.

          (2) Upon exercise of a nonqualified option, the optionee will realize ordinary taxable income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock at the time the option is exercised over the option price of such shares. Gain or loss realized by an optionee on disposition of the shares will generally be capital gain or loss to the optionee and will not result in any additional tax consequences to the Company.

          (3) Exercise of an incentive stock option will not, by itself, result in the recognition of taxable income to the optionee or entitle the Company to a deduction at the time of such exercise. However, the excess of the fair market value of the shares over the option price on the date of exercise must be included as an adjustment in computing alternative minimum taxable income. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that the optionee held such shares for at least one year after the date of transfer to the optionee and for at least two years after the grant of the option. Generally, if the shares are not held for both of those periods, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of such exercise over the option price of such shares. The balance of any gain or any loss will be treated as a capital gain or loss to the optionee.

          (4) The exercise of a Stock Appreciation Right or a Limited Right will result in the recognition of ordinary income by the optionee on the date of exercise in an amount equal to the amount of cash received plus, in the case of a Stock Appreciation Right, the fair market value on that date of any shares acquired pursuant to the exercise of such Right.

          (5) The Company will be allowed a deduction equal to the amount of ordinary income realized by the optionee at the time the optionee recognizes such income, provided applicable withholding requirements are satisfied.

          (6) Rights under the 1988 Plan conditioned on or accelerated by a change in control or ownership of the Company may under federal income tax laws result in "parachute payments" which may be nondeductible by the Company and may subject the optionee to a 20% excise tax.

     Participation in the 1988 Plan. The following table sets forth certain information with respect to stock options granted pursuant to the 1988 Plan during fiscal year 1993 to (i) the executive officers named below, (ii) all current executive officers as a group and (iii) all employees, including all current officers who are not executive officers, as a group. Non-employee directors of the Board of Directors are not eligible to participate in the 1988 Plan. The options shown below are not necessarily indicative of the number of options that may be granted in the future. Mr. Duke did not receive any option grants in 1993.

                             AMENDED PLAN BENEFITS
                             1988 STOCK OPTION PLAN

                                                                          NUMBER OF SECURITIES
                                 NAME                                 UNDERLYING OPTIONS GRANTED(1)
- ---------------------------------------------------------------------------------------------------
J. C. Farrell
  Services............................................................            100,000
  Minerals............................................................             68,000
D. L. Marshall
  Services............................................................             85,000
  Minerals............................................................             16,000
G. R. Spindler
  Minerals............................................................             60,000
G. R. Rogliano
  Services............................................................             36,000
  Minerals............................................................             10,000
F. T. Lennon
  Services............................................................             32,000
  Minerals............................................................              8,000
All Executive Officers as a Group
  Services............................................................            285,000
  Minerals............................................................            170,000
All Non-Executive Officer Employees as a Group
  Services............................................................            542,978
  Minerals............................................................             80,000

- ---------------
(1) Additional information about the terms and conditions of the options, as well as their estimated Grant Date Present Value, is set forth under the heading "Additional Information -- Stock Options."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE 1988 STOCK OPTION PLAN.

      PROPOSAL NO. 4 -- PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT
                 OF THE KEY EMPLOYEES' DEFERRED PAYMENT PROGRAM

     The Board of Directors recognizes the desirability of tying the compensation of key employees to performance and aligning their interests closely to the long-term interests of the Company and its shareholders. With these goals in mind, at a meeting held on March 11, 1994, the Board amended and expanded, subject to approval by the shareholders of the Company, the Key Employees' Deferred Payment Program of The Pittston Company, which has been renamed the Key Employees' Deferred Compensation Program of The Pittston Company (the "Deferred Compensation Program" or the "Program"). The amendment and expansion of the Program would become effective on July 1, 1994 if approved by the shareholders. The Program was originally approved by shareholders at the 1992 annual meeting.

     Pursuant to the Program, certain officers and employees who may receive cash incentive payments under the Key Employees' Incentive Plan of The Pittston Company ("Incentive Plan") may continue to defer receipt of all or part of their cash incentive payments. However, the Program has been revised to require that all distributions (other than fractional shares) be in the form of Pittston Services Group Common Stock ("Services Stock") or Pittston Minerals Group Common Stock ("Minerals Stock") (collectively, "Common Stock") with cash distributed in lieu of fractional shares. Under the Program a maximum of 250,000 shares of Services Stock and 100,000 shares of Minerals Stock may be distributed. It is the Company's present intention that such shares will be distributed from presently outstanding shares held by The Pittston Company Employee Benefits Trust.

     In addition, the Program has been expanded to permit certain officers and employees to defer (a) up to 50% of their base salary and (b) amounts that are not permitted to be deferred under The Savings-Investment Plan of The Pittston Company (the "Savings Plan") as a result of limits imposed by the Code and to have a related matching contribution credited with respect to the latter deferral.

     The following summary of the Deferred Compensation Program is qualified in its entirety by the full text of the Program, which is annexed as Exhibit B to this Proxy Statement.

     Deferral of Cash Incentive Payments. The Compensation and Benefits Committee of the Board will continue to select the employees eligible to participate in this portion of the Program from among key management, professional and technical employees of the Company, including officers. The Program will permit a participant to defer receipt of all or part of any cash incentive payment (an "Incentive Payment") awarded to the participant under the Incentive Plan. Incentive Payments are based on the employee's performance, as well the performance of such employee's operating or staff unit and that of the Company or relevant operating group, during a given calendar year (an "Award Year") and are awarded in December of each Award Year, payable in the next following year unless otherwise determined by the Board.

     A participant who wishes to defer all or part (in increments of 10%) of an Incentive Payment must make an election to that effect before January 1 of the Award Year. Any amount deferred by a participant will be allocated to such participant's incentive account under the Program as of January 1 of the year following the Award Year and will be allocated, as the participant directed in his deferral election, between amounts to be converted into Minerals Units ("Minerals Units") and Services Units ("Services Units"). Each unit will be the equivalent of one share of Minerals Stock or of one share of Services Stock.

     On such January 1, the deferred amount will be converted into that number of Minerals Units and/or Services Units determined by dividing the deferred amount to be used to purchase Minerals Units and Services Units, respectively, by the average of the high and low per share market prices of the Minerals Stock and Services Stock, as the case may be, on the New York Stock Exchange Transaction Composite tape for each trading day during the month of December of the Award Year.

     Deferral of Salary. An employee whose base salary as of the preceding December 31 (June 30 for the 1994 year) is at least equal to $150,000 (subject to adjustment for calendar years after 1994 to reflect increases in the limitation in effect under Code Section 401(a)(17)) may defer up to 50% (in 5% increments) of his or her base salary for the following calendar year (July
1 - December 31 for 1994). A newly hired employee may participate in this part of the Program if his or her base salary (on an annualized basis) in effect on his or her initial date of employment will exceed the amount in effect under Code Section 401(a)(17) for such year. An eligible employee will continue to be eligible unless his or her base salary for a calendar year falls below $150,000 (without adjustment).

     An eligible employee who wishes to defer a portion of his or her base salary for any year shall file an election to that effect before January 1 of such year (July 1 for 1994) or within 30 days of his or her initial date of employment, if later. Any amounts deferred by a participant for a month will be allocated to such participant's incentive account as of the last day of such month. As of the January 1 following the year in which such amounts were earned, the deferred amounts will be converted into Minerals Units and Services Units, as elected by the participant in his or her deferral election, determined by dividing the deferred amount to be used to purchase Minerals Units and Services Units, respectively, by the average of the high and low per share market prices of the Minerals Stock and Services Stock, as the case may be, on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the preceding year in which the individual was a participant in this portion of the Program.

     On such January 1, additional units shall be credited if a dividend or other distribution is paid with respect to Common Stock during the preceding year. The number of additional units will be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the employee's incentive account for the immediately preceding year had been credited ratably throughout such year, (b) the dividend or other distribution had been paid to the incentive account on the payment date based on the number of shares of the class of Common Stock giving rise to such dividend or distribution represented by the units credited pursuant to (a) above had a ratable number of units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional units of the class giving rise to the dividend or other distribution. Such additional units shall be deemed to be purchased at the average of the high and low per share market prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the payment date for the dividend or other distribution.

     Supplemental Savings Plan. Employees who satisfy the eligibility requirements described above with respect to the deferral of a portion of their base salary and who are not permitted to defer the maximum percentage (currently 5%) of compensation (base salary, commissions and bonuses (including Incentive Payments)) under the Savings Plan that may be deferred as a matched contribution as a result of limitations imposed by the Code may defer compensation of not more than such excess amount under this portion of the Program. Each participant will have credited to his or her incentive account a related matching contribution based on the applicable matching rate in effect for such year under the Savings Plan multiplied by the amount deferred pursuant to the preceding sentence. In order to be permitted to participate in this portion of the Program, the employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan without regard to limitations imposed by the Code.

     Any amounts deferred by a participant for a month pursuant to the preceding paragraph and the related matching contributions will be allocated to such participant's incentive account as of the last day of such month. As of the January 1 following the year of deferral, the deferred amounts (including related matching contributions) will be converted into units. The number (computed to the fourth decimal place) of units so credited shall be determined by dividing the aggregate amount of all such deferred amounts for such year (a) attributable to Incentive Payments (including related matching contributions) by the average of the high and low per share market prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the year immediately prior to the crediting of units and (b) attributable to the deferral of all other compensation under this portion of the Program (including related matching contributions) by the average of the high and low per share market prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the period commencing on the first day of the month after the employee's salary (as such term is defined in the Savings Plan) equals the maximum amount of considered compensation for such year pursuant to Section 401(a)(17) of the Code and ending on December 31.

     On such January 1, additional units shall be credited if a dividend or other distribution is paid with respect to Common Stock during the year determined in a manner similar to that used for dividends considered paid with respect to deferred salary.

     Dividends or Distributions on Allocated Units. Whenever the Company pays a dividend in cash or property to the holders of shares of Common Stock, each participant's incentive account will be credited with additional units (of the class giving rise to the dividend or other distribution represented by the units in the incentive account) equal to the number that could be purchased with such dividend or other distribution based on the average of the high and low per share market price of the relevant class of Common Stock on the New York Stock Exchange Composite Transaction Tape on the payment date of the dividend or other distribution.

     Distributions. Upon the participant's termination of employment for any reason, any cash amounts not converted into units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Mineral Units in accordance with the participant's election for the year of termination based on the market prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the calendar year preceding the month of termination.

     A participant will receive an automatic distribution with respect to the units in his or her account upon termination of employment with the Company (whether by death, disability, retirement or otherwise). Such distribution will be in Minerals Shares and Services Shares based on a conversion of the Minerals Units and Services Units in his or her account and will be paid in a single lump-sum distribution as soon as practicable following his or her termination of employment unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than five) commencing on the first day of the month following his or her termination of employment. Any fractional units shall be converted to cash based on the average of the high and low per share market prices of the Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape, on the last trading day of the month preceding the month of distribution.

     In addition, a participant may elect on or before December 31 of any year to receive an in-service distribution in a lump sum or in not more than five equal annual installments with respect to all units in his or her account under the Program as of January 1 of the second following year. Such an election may be revoked, and a new election made, only until such December 31, on which date the election will become irrevocable. If a participant elects to receive an early distribution, he or she will not be permitted to participate in the Program during the year before the January 1 on which the distribution commences.

     In any event, the aggregate value of the Minerals Stock and Services Stock and cash distributed to a participant in respect of all units standing to his or her credit in his or her incentive account attributable to the deferral of Incentive Payments and the deferral of salary shall not be less than the aggregate amount of Incentive Payments, salary and related dividends in respect of which such Units were initially credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share market prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

     Federal Tax Consequences of the Program. Any amounts deferred pursuant to the Program will not be taxable to the employee until he or she receives such amounts. At that time the fair market value of the shares of Minerals Stock and Services Stock plus any cash received will be taxed as ordinary income to the recipient and the Company will be entitled to a corresponding deduction.

     The benefits or amounts that will be received by or allocated to participants cannot be determined at this time because the identity of participants has not been determined by the Committee, the amounts to be deferred will be based on individual elections and the value of Minerals Shares and Services Shares to ultimately be distributed to participants will depend on the future market prices of those shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE KEY EMPLOYEES DEFERRED PAYMENT PROGRAM.

                   PROPOSAL NO. 5 -- PROPOSAL TO APPROVE THE
                       1994 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of the Company (the "Board") has adopted the 1994 Employee Stock Purchase Plan of the Pittston Company (the "Plan"), subject to the approval by holders of a majority of the shares present in person or represented by a proxy at the Company's 1994 annual meeting of shareholders. A total of 750,000 shares of Pittston Services Group Common Stock and 250,000 shares of Pittston Minerals Group Common Stock may be sold under the Plan. It is the Company's present intention that such shares will be distributed from presently outstanding shares held by The Pittston Company Employee Benefits Trust. The text of the Plan is set forth in Exhibit C to this Proxy Statement. The Plan will terminate on June 30, 1997, unless an extension is approved by the shareholders. The following summary of the Plan is subject to, and qualified in its entirety by reference to, Exhibit C.

     Purpose. The purpose of the Plan is to encourage employee investment in the Common Stock of the Company at a discount through regular payroll deductions and thereby encourage a proprietary interest in the Company. Each participant may elect to purchase Services Stock and/or Minerals Stock.

     Terms and Conditions. The Plan is intended to qualify as an "employee stock purchase plan" pursuant to Section 423 of the Code, and shall become effective, subject to stockholder approval, as of July 1, 1994. The offering periods of the Plan shall have a duration of six months, commencing on July 1 and January 1 of each year on and after July 1, 1994, and ending June 30, 1997, unless the shareholders approve an extension of such termination date. The Plan shall be administered by a committee designated by the Board (the "Committee"). The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it deems advisable, including restrictions on resale of the shares sold pursuant to the Plan. Any determinations of and all related orders or resolutions by the Committee or the Board, pursuant to the provisions of the Plan, shall be final, conclusive and binding on all persons.

     In general, each employee of the Company and any designated subsidiary ("Subsidiary") is eligible to participate in the Plan if he or she was hired at least six months prior to the commencement of an offering period and if he or she is customarily employed at least twenty hours per week and at least five months per calendar year; provided, however, that (i) an employee who is covered by a collective bargaining agreement shall only be eligible to participate if the collective bargaining unit representing such individual accepts the Plan on behalf of the employees in such unit and (ii) individuals holding 5% or more of the total combined voting power or value of all classes of Common Stock of the Company or of any Subsidiary (directly or upon the exercise of options) are not eligible to participate. An eligible employee may elect to participate by filing an enrollment form with the Committee, not less than ten business days prior to the commencement of an offering period, authorizing payroll deductions between 1% and 10% of the employee's compensation (but the right to purchase Common Stock under the Plan may not accrue at a rate that exceeds $15,000 in fair market value of Common Stock in any calendar year determined at the time or times such rights are granted) and allocating the percentage of these deductions to be used to purchase Services Stock and/or Minerals Stock (in integral multiples of 10%), at a price equal to 85% of the fair market value of such class of Common Stock, at the beginning or at the end of each offering period, whichever is less. No interest shall accrue on any such payroll deductions. A participant may generally reduce the rate of payroll deductions once during each offering period and shall automatically participate in each successive offering period until the time such participant elects to cease participation in the Plan.

     Participation in the Plan ends with respect to either or both classes of Common Stock upon notification of cessation of participation to the Company by the participant at any time up to the end of an offering period or automatically upon termination of employment with the Company. An employee may not transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, and any such attempt shall be deemed to constitute cessation of participation in the Plan.

     The shares of Common Stock (including the right to fractional shares) purchased on behalf of a participant shall initially be registered in the name of a custodian designated by the Company for the Plan accounts (the "Nominee"). Stock certificates shall not be issued to participants for the Common Stock held on their behalf in the name of the Nominee, but all rights accruing to an owner of record of such Common Stock, including, without limitation, voting and tendering rights, shall belong to the participant for whose account such Common Stock is held. Notwithstanding the foregoing, a Participant may elect, as of the first day of any calendar quarter, to have some or all of the full shares of either class of Common Stock previously purchased and registered in the name of the Nominee on his or her behalf registered in the name of such participant by giving written notification of such election to the Company, specifying the number of full shares (if fewer than all) to be registered in the name of such participant. In such case, the number of full shares of each class of Common Stock held by the Nominee on behalf of such participant and so specified in the participant's notice shall be transferred to and registered in the name of such participant as soon as administratively practicable.

     Adjustments Upon Changes in Capitalization; Corporate Transactions. In the event of any dividend payable in any class of Common Stock or any split or combination of any class of Common Stock, (a) the number of shares of such class which may be issued under this Plan shall be proportionately increased or decreased, as the case may be, (b) the number of shares of such class (including shares subject to rights to purchase which have not been exercised) thereafter deliverable shall be proportionately increased or decreased, as the case may be, and (c) the aggregate purchase price of such class shall not be changed. In the event of any other recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of any class of Common Stock) affecting any class of Common Stock, the number of shares of such class issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares of such class thereafter deliverable (including shares subject to rights to purchase which have not been exercised) and/or the purchase price shall be subject to such adjustment as the Committee or the Board may deem appropriate. In the event of a merger or share exchange in which the Company will not survive as an independent, publicly owned corporation, or in the event of a consolidation or of a sale of all or substantially all of the Company's assets, provision shall be made for the protection and continuation of any outstanding rights to purchase by the substitution, on an equitable basis, of such shares of stock, other securities, cash, or any combination thereof, as shall be appropriate.

     Amendment and Termination of the Plan. The Board may at any time and from time to time amend, modify or terminate the Plan, but no such amendment or modification without the approval of the shareholders shall: (a) increase the maximum number of shares of any class of Common Stock which may be issued under the Plan; (b) permit the issuance of any shares of any class of Common Stock at a purchase price less than that provided in the Plan as approved by the shareholders; (c) extend the term of the Plan; or (d) cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

     Federal Tax Consequences of the Plan. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Pursuant to that provision, no income will be taxable to a participant until disposition of the shares purchased under the Plan. Upon the disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are disposed of more than two years after the first day of the offering period and more than one year after the date of purchase, or if the participant dies (at any time, regardless of the holding period), the participant will recognize ordinary income for the taxable year of the disposition or death equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares at the beginning of the offering period. Any additional gain or loss will be treated as long-term capital gain or loss. If the shares are disposed of within two years of the first day of the offering period or within one year of the date of purchase, the participant will recognize ordinary income for the taxable year of the disposition generally equal to the excess of the fair market value of the shares on the date the shares were purchased over the purchase price. If the disposition is a sale, any change in the value of the shares after the date of purchase will be a capital gain or loss. The Company will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disposition of shares prior to the expiration of the holding period described above.

     The benefits or amounts that will be received by or allocated to participants cannot be determined at this time because virtually all employees will be eligible to participate with the benefit to each participant depending on the extent of his or her authorized payroll deduction, his or her election to purchase Services Stock and/or Minerals Stock and the future market prices of such shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN.

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

     To nominate a director at the annual meeting, a shareholder must satisfy conditions specified in the Company's bylaws. A shareholder who wishes to suggest potential nominees to the Board of Directors for consideration should write to the Secretary of the Company, stating in detail the qualifications of such nominees for consideration by the Nominating Committee of the Board. The Company's bylaws also prescribe the procedures a shareholder must follow to bring other business before annual meetings. For a shareholder to nominate a director or directors at the 1995 annual meeting or bring other business (including any proposal intended for inclusion in the Company's proxy materials) before the 1995 annual meeting, notice must be given to the Secretary of the Company between October 2, 1994, and November 30, 1994. The notice must include a description of the proposed business, the reason for it, the complete text of any resolution and other specified matters.

     Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER MATTERS

     The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Services Stock and Minerals Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Kissel-Blake Inc. to perform various proxy advisory and solicitation services. The 1994 fee of Kissel-Blake Inc. is currently estimated to be approximately $14,000, plus reimbursement of out-of-pocket expenses.

                                                    Austin F. Reed
                                                    Secretary
March 30, 1994

                                                                       EXHIBIT A

                              THE PITTSTON COMPANY
                             1988 STOCK OPTION PLAN

                            STATEMENT OF AMENDMENTS
                            EFFECTIVE MARCH 11, 1994

     1. The first sentence of Section 1 of Article II is amended to read as follows:

     "Subject to the authority as described herein of the Board of Directors of the Company (the "Board"), this Plan shall be administered by a committee (the "Committee") designated by the Board, which shall be composed of at least three members of the Board, all of whom are Disinterested Persons and satisfy the requirements for an outside director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and any regulations issued thereunder."

     2.  Section 2 of Article IV is amended to read as follows:

     "Subject to Section 3 of this Article IV, the maximum number of shares of Common Stock which may be issued pursuant to options exercised under this Plan shall be (a) in the case of Pittston Services Group Common Stock, 1,600,000 shares plus the number of shares of such Stock issuable pursuant to options outstanding under this Plan on May 6, 1994, and (b) in the case of Pittston Minerals Group Common Stock, 225,000 shares plus the number of shares of such Stock issuable pursuant to options outstanding under this Plan on May 6, 1994. Such number of shares of Common Stock referred to in clause (a) or (b) shall be reduced by the aggregate number of shares of such Common Stock covered by options purchased pursuant to Section 3 or Section 4 of Article VI. Notwithstanding the foregoing, in no event will any Employee be granted in any calendar year options to purchase more than 250,000 shares of Pittston Services Group Common Stock and 200,000 shares of Pittston Minerals Group Common Stock."

     3. Section 1 of Article VI is amended to read as follows:

     "Each option granted under this Plan shall constitute either an incentive stock option, intended to qualify under Section 422 of the Code, or a nonqualified stock option, not intended to qualify under said Section 422, as determined in each case by the Committee."

     4. Section 2 of Article VI is amended to delete the sentence reading:

     "Anything in this Plan to the contrary notwithstanding, during the period commencing September 17, 1993 and ending May 11, 1998, an individual Employee shall not be granted one or more options for more than an aggregate of (i) 300,000 shares of Pittston Services Group Common Stock and (ii) 100,000 shares of Pittston Minerals Group Common Stock, but the maximum number of shares of each such class of Common Stock remaining available for any future option grant or grants to such Employee shall be proportionately increased or decreased, as the case may be, in the event of any dividend payable in shares of such class or any split or combination of shares of such class."

     5. The definition of employee in Article XII is amended to read as follows:

     "Employee: Any officer and any other salaried employee of the Company or a Subsidiary, including (a) any director who is also an employee of the Company or a Subsidiary and (b) an officer or salaried employee on approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or by a policy of the Company or a Subsidiary. For purposes of eligibility for the grant of a nonqualified stock option, such term shall include any individual who has agreed in writing to become an officer or other salaried employee of the Company or a Subsidiary within 30 days following the date on which an option is granted to such individual."

                                                                       EXHIBIT B
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            KEY EMPLOYEES' DEFERRED
                              COMPENSATION PROGRAM
                                       OF

                              THE PITTSTON COMPANY

                            ------------------------
                            AS AMENDED AND RESTATED
                               AS OF JULY 1, 1994
                            ------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       -----
PREAMBLE.............................................................................    B-1
ARTICLE I       DEFINITIONS..........................................................    B-1
ARTICLE II      ADMINISTRATION.......................................................    B-2
  SECTION 1     AUTHORIZED SHARES....................................................    B-2
  SECTION 2     ADMINISTRATION.......................................................    B-2
ARTICLE III     DEFERRAL OF CASH INCENTIVE PAYMENTS..................................    B-3
  SECTION 1     DEFINITIONS..........................................................    B-3
  SECTION 2     ELIGIBILITY..........................................................    B-3
  SECTION 3     DEFERRAL OF CASH INCENTIVE PAYMENTS..................................    B-3
  SECTION 4     ALLOCATION OF DEFERRED AMOUNTS BETWEEN MINERAL UNITS AND SERVICES
                UNITS................................................................    B-3
  SECTION 5     IRREVOCABILITY OF ELECTION...........................................    B-3
  SECTION 6     CONVERSION TO UNITS..................................................    B-3
  SECTION 7     ADJUSTMENTS..........................................................    B-3
  SECTION 8     DIVIDENDS AND DISTRIBUTIONS..........................................    B-4
  SECTION 9     ALLOCATION OF UNITS AS OF JULY 1, 1994...............................    B-4
  SECTION 10    MINIMUM DISTRIBUTION.................................................    B-4
ARTICLE IV      DEFERRAL OF SALARY...................................................    B-4
  SECTION 1     DEFINITIONS..........................................................    B-4
  SECTION 2     ELIGIBILITY..........................................................    B-4
  SECTION 3     DEFERRAL OF SALARY...................................................    B-5
  SECTION 4     ALLOCATION OF DEFERRED SALARY BETWEEN MINERALS UNITS AND SERVICES
                UNITS................................................................    B-5
  SECTION 5     IRREVOCABILITY OF ELECTION...........................................    B-5
  SECTION 6     CONVERSION TO UNITS..................................................    B-5
  SECTION 7     ADJUSTMENTS..........................................................    B-6
  SECTION 8     DIVIDENDS AND DISTRIBUTIONS..........................................    B-6
  SECTION 9     MINIMUM DISTRIBUTION.................................................    B-6
ARTICLE V       SUPPLEMENTAL SAVINGS PLAN............................................    B-7
  SECTION 1     DEFINITIONS..........................................................    B-7
  SECTION 2     ELIGIBILITY..........................................................    B-7

                                       (i)

                                                                                       PAGE
                                                                                       -----
  SECTION 3     DEFERRAL OF COMPENSATION.............................................    B-8
  SECTION 4     MATCHING CONTRIBUTIONS...............................................    B-8
  SECTION 5     ALLOCATION OF DEFERRED AMOUNTS BETWEEN MINERAL UNITS AND SERVICES
                UNITS................................................................    B-8
  SECTION 6     IRREVOCABILITY OF ELECTION...........................................    B-8
  SECTION 7     CONVERSION TO UNITS..................................................    B-8
  SECTION 8     ADJUSTMENTS..........................................................   B-10
  SECTION 9     DIVIDENDS AND DISTRIBUTIONS..........................................   B-10
ARTICLE VI      DISTRIBUTIONS........................................................   B-10
  SECTION 1     PAYMENTS ON TERMINATION OF EMPLOYMENT................................   B-10
  SECTION 2     IN-SERVICE DISTRIBUTIONS.............................................   B-11
ARTICLE VII     DESIGNATION OF BENEFICIARY...........................................   B-11
ARTICLE VIII    MISCELLANEOUS........................................................   B-11
  SECTION 1     NONTRANSFERABILITY OF BENEFITS.......................................   B-11
  SECTION 2     NOTICES..............................................................   B-12
  SECTION 3     LIMITATION ON RIGHTS OF EMPLOYEE.....................................   B-12
  SECTION 4     NO CONTRACT OF EMPLOYMENT............................................   B-12
  SECTION 5     WITHHOLDING..........................................................   B-12
  SECTION 6     AMENDMENT AND TERMINATION............................................   B-12

                                      (ii)

                KEY EMPLOYEES' DEFERRED COMPENSATION PROGRAM OF
                              THE PITTSTON COMPANY
                            AS AMENDED AND RESTATED
                               AS OF JULY 1, 1994

                                    PREAMBLE

     The Key Employees' Deferred Compensation Program of The Pittston Company (the "Program"), as amended and restated as of July 1, 1994, is intended to be a continuation and expansion of the Key Employees Deferred Payment Program of The Pittston Company. The expanded Program is intended to provide an opportunity to certain employees to defer receipt of (a) all or part of their cash incentive payments awarded under the Key Employees Incentive Plan of The Pittston Company,
(b) up to 50% of their base salary, and (c) any or all amounts that are prevented from being deferred as a matched contribution (and the related matching contribution) under The Savings-Investment Plan of The Pittston Company and its Subsidiaries as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended.

     The Program is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE I

                                  DEFINITIONS

     Wherever used in the Program, the following terms shall have the meanings indicated:

     Code: The Internal Revenue Code of 1986, as amended from time to time.

     Committee: The Compensation and Benefits Committee of the Company's Board of Directors, which shall consist of members of the Board of Directors who qualify as "disinterested persons" as described in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended.

     Company: The Pittston Company.

     Employee: Any resident of the United States of America who is in the employ of the Company or a Subsidiary whose principal place of business is located in the United States of America.

     Incentive Account: The account maintained by the Company for an Employee to document the amounts deferred under the Program by such Employee and any other amounts credited hereunder and the Units into which such amounts shall be converted.

     Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.

     Minerals Unit: The equivalent of one share of Minerals Stock credited to an Employee's Incentive Account.

     Program: This Key Employees' Deferred Compensation Program of The Pittston Company, as in effect from time to time.

     Services Stock: Pittston Services Group Common Stock, par value $1.00 per share.

     Services Unit: The equivalent of one share of Services Stock credited to an Employee's Incentive Account.

     Shares: Minerals Stock or Services Stock, as the case may be.

     Subsidiary: Any corporation incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

     Unit: A Services Unit or Minerals Unit, as the case may be.

     Year: (a) With respect to the benefits provided pursuant to Article III, the calendar year, and (b) with respect to the benefits provided pursuant to Articles IV and V, the six-month period from July 1, 1994, through December 31, 1994, and thereafter, the calendar year; provided, however, that if a newly-hired Employee becomes eligible to participate in the benefits provided pursuant to Articles IV and/or V, on a day other than the first day of the Year, the Year for purposes of Articles IV and V shall be the portion of the calendar year during which the Employee is first eligible to participate in the benefits provided thereunder.

                                   ARTICLE II

                                 ADMINISTRATION

     SECTION 1. Authorized Shares. The maximum number of Units that may be credited hereunder is 100,000 Minerals Units and 250,000 Services Units. The number of Shares of each class that may be issued or otherwise distributed hereunder will be equal to the number of Units (of each class) that may be credited hereunder.

     In the event of any change in the number of shares of Minerals Stock and/or Services Stock outstanding by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends, or any exchange of Minerals Stock for Services Stock, a corresponding adjustment shall be made to the number or kind of shares that may be deemed issued under the Program by the Committee. Such adjustment shall be conclusive and binding for all purposes of the Program.

     SECTION 2. Administration. The Committee is authorized to construe the provisions of the Program and to make all determinations in connection with the administration of the Program including, but not limited to, the Employees who are eligible to participate in the benefits provided under Article III. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Employees participating in the Program.

                                  ARTICLE III

                      DEFERRAL OF CASH INCENTIVE PAYMENTS

     SECTION 1. Definitions. Whenever used in this Article III, the following terms shall have the meanings indicated:

          Cash Incentive Payment: A cash incentive payment awarded to an Employee for any Year under the Incentive Plan.

          Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

     SECTION 2. Eligibility. The Committee shall designate the key management, professional or technical Employees who may defer all or part of their Cash Incentive Payments for any Year pursuant to this Article III.

     SECTION 3. Deferral of Cash Incentive Payments. Each Employee whom the Committee has selected to be eligible to defer a Cash Incentive Payment for any Year pursuant to this Article III may make an election to defer all or part (in multiples of 10%) of any Cash Incentive Payment which may be made to him or her for such Year. Such Employee's election for any Year shall be made prior to January 1 of such Year. An Incentive Account (which may be the same Incentive Account established pursuant to Articles IV and/or V) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 4. Allocation of Deferred Amounts Between Mineral Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer a Cash Incentive Payment shall specify what portion (in multiples of 10%) of such deferred Cash Incentive Payment shall be converted into Minerals Units and Services Units in accordance with Section 6 of this Article III. Notice of any determination by the Committee pursuant to this Section 4 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article III for such Year.

     SECTION 5. Irrevocability of Election. An election to defer Cash Incentive Payments and the allocation of the deferred amounts between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year.

     SECTION 6. Conversion to Units. The amount of an Employee's deferred Cash Incentive Payment for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount credited to the Employees' Incentive Account for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units.

     SECTION 7. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 8. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 9. Allocation of Units as of July 1, 1994. As of July 1, 1994, the number of Units credited to an Employee's Incentive Account shall be equal to the number of Units credited to his Incentive Account as of June 30, 1994, under the Key Employees Deferred Payment Program of The Pittston Company.

     SECTION 10. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, that the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to deferrals of Cash Incentive Payments shall not be less than the aggregate amount of Cash Incentive Payments and dividends (credited to his Incentive Account pursuant to Section 8) in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE IV

                               DEFERRAL OF SALARY

     SECTION 1. Definitions. Wherever used in this Article IV, the following term shall have the meaning indicated:

          Salary: The base salary paid to an Employee by the Company or a Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article IV for any Year if his or her Salary (on an annualized basis) as of the preceding December 31 (June 30 for the 1994 year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwithstanding the foregoing, a newly hired Employee is eligible to defer a portion of his or her Salary during his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to defer a portion of his or her Salary shall continue to be so eligible unless his or her Salary for any Year (on an annualized basis) is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article IV until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

     SECTION 3. Deferral of Salary. Each Employee who is eligible to defer Salary for any Year pursuant to this Article IV may elect to defer up to 50% (in multiples of 5%) of his or her Salary for such Year; provided, however, that in the case of a newly hired Employee who is eligible to participate for his or her initial Year of employment, only up to 50% of Salary earned after he or she files a deferral election with the Committee may be deferred. Such Employee's initial election for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III and/or V) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of deferred Salary for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.

     SECTION 4. Allocation of Deferred Salary Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer a portion of his or her Salary shall specify what portion (in multiples of 10%) of such deferred Salary shall be converted into Minerals Units and Services Units in accordance with Section 6 of this Article IV. Notice of any determination by the Committee pursuant to this Section 4 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article IV for such Year.

     SECTION 5. Irrevocability of Election. An election to defer Salary and the allocation of the deferred Salary between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or after 30 days after his or her initial date of employment, if later.

     SECTION 6. Conversion to Units. The amount of an Employee's deferred Salary for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Salary was earned. The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such deferred Salary for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the Year immediately prior to the crediting of Units.

     In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 next following such Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account for the Year pursuant to the preceding paragraph had been credited ratably throughout the Year, (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of Shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 6 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 6 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 7. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 8. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by the Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     SECTION 9. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an

Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attributable to the deferral of Salary and dividends (credited to his Incentive Account pursuant to Sections 6 and 8) shall not be less than the aggregate amount of Salary in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                                   ARTICLE V

                           SUPPLEMENTAL SAVINGS PLAN

     SECTION 1. Definitions. Whenever used in this Article V, the following terms shall have the meanings indicated:

          Compensation: The regular wages received during any pay period by an Employee while a participant in the Savings Plan for services rendered to the Company or any Subsidiary that participates in the Savings Plan, including any commissions or bonuses, but excluding any overtime or premium pay, living or other expense allowances, or contributions by the Company or such Subsidiaries to any plan of deferred compensation, and determined without regard to the application of any salary reduction election under the Savings Plan. Bonuses paid pursuant to the Incentive Plan shall be considered received in the Year in which they are payable whether or not such bonus is deferred pursuant to Article III hereof.

          Incentive Plan: The Key Employees Incentive Plan of The Pittston Company, as in effect from time to time or any successor thereto.

          Matching Contributions: Amounts allocated to an Employee's Incentive Account pursuant to Section 4 of this Article V.

          Salary: The base salary paid to an Employee by the Company or a Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.

          Savings Plan: The Savings-Investment Plan of The Pittston Company and Its Subsidiaries, as in effect from time to time.

     SECTION 2. Eligibility. An Employee may participate in the benefits provided pursuant to this Article V for any Year if his or her Salary (on an annualized basis) as of the preceding December 31 (June 30 for the 1994 Year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwithstanding the foregoing, a newly hired Employee is eligible to participate in the benefits provided pursuant to this Article V if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.

     Except as otherwise provided by the Committee, an Employee who is eligible to participate in the benefits provided pursuant to this Article V shall continue to be so eligible unless his or her Salary for any Year is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article V until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.

     SECTION 3. Deferral of Compensation. Effective July 1, 1994, each Employee who is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings Plan for any Year as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and/or 415 of the Code may elect to defer all or part of the excess of
(a) such maximum percentage (five percent for 1994) of his or her Compensation for the calendar year (without regard to any limitation on such amount imposed by Code Section 401(a)(17)) over (b) the amount actually contributed on his or her behalf under the Savings Plan for such calendar year as a matched contribution; provided, however, that with respect to the 1994 Year, only Compensation paid after July 1, 1994, may be deferred. In order to be permitted to defer any portion of his or her Compensation pursuant to this Section 3 of
Article V, the Employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan. Such Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III and/or IV) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of the Compensation deferred for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.

     SECTION 4. Matching Contributions. Each Employee who elects to defer a portion of his or her Compensation for a Year pursuant to Section 3 of this
Article III shall have allocated to his or her Incentive Account a Matching Contribution equal to the rate of matching contributions in effect for such Employee under the Savings Plan for such Year multiplied by the amount elected to be deferred pursuant to Section 3 above for each month in such Year. The dollar amount of each Employee's Matching Contributions for each month shall be credited to his or her Incentive Account as of the last day of each month.

     SECTION 5. Allocation of Deferred Amounts Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer Compensation shall specify what portion (in multiples of 10%) of such deferred Compensation shall be converted into Minerals Units and Services Units in accordance with Section 7 of this Article V. Matching Contributions shall be allocated between Minerals Units and Services Units in the same proportion as deferrals of Compensation. Notice of any determination by the Committee pursuant to this Section 5 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this
Article V for such Year.

     SECTION 6. Irrevocability of Election. An election to defer amounts and the allocation of the deferred amounts between Mineral Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later.

     SECTION 7. Conversion to Units. The amount of an Employee's deferred Compensation and Matching Contributions for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Compensation was earned. The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such amounts credited to the Employees' Incentive Account for such Year (a) attributable to the deferral of amounts awarded under the Incentive Plan (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units and (b) attributable to the deferral of all other Compensation (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the period commencing on the first day of the month after the Employees' salary (as such term is defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17) and ending on December 31.

     In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 of the following Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account, for the Year pursuant to the preceding paragraph had been credited ratably throughout the portion of the Year commencing on the first day of the month after the Employee's salary (as defined in the Savings
Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17), (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

     Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 7 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 7 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.

     SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.

     SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by the Units in such Incentive Account as of such date and assuming that the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.

                                   ARTICLE VI

                                 DISTRIBUTIONS

     SECTION 1. Payments on Termination of Employment. Except as otherwise provided in this Article VI, each Employee who has an Incentive Account shall receive a distribution in Minerals Stock and/or Services Stock, in respect of all Units standing to the credit of such Employee's Incentive Account, in a single lump-sum distribution as soon as practicable following his or her termination of employment; provided, however, that an Employee may elect, at least 12 months prior to his or her termination of employment to receive distribution of the Shares represented by Units credited to his or her Incentive Account in equal annual installments (not more than five) commencing on the first day of the month next following the date of his or her termination of employment (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Employee may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of employment.

     The number of shares of Minerals Stock and/or Services Stock to be included in each installment payment shall be determined by multiplying the number of Minerals Units and/or Stock Units, respectively, in the Employee's Incentive Account as of the last day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator or which is one and the denominator of which is the number of remaining installments (including the current installment). Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.

     SECTION 2. In-Service Distributions. Any Employee may make an election, on or before December 31 of any Year, to receive a distribution in Minerals Stock and/or Services Stock in a lump sum or in not more than five equal annual installments, on or commencing as of January 1 of the second following Year (or as promptly as practicable thereafter), in respect of all Units (i.e., both Services Units and Minerals Units) standing to his or her credit in such Incentive Account as of such January 1; provided, however, that no such election shall be effective if (a) such Employee has outstanding at such December 31 an election pursuant to Article III, IV or V to defer any amounts hereunder or (b) such Employee's employment shall terminate for any reason prior to such January
1. Such election to receive a distribution or distributions shall be irrevocable, except that it may be revoked, and a new election may be made, at any time prior to such December 31. The number of shares of Minerals Stock and/or Services Stock (and the amount of cash representing fractional Units) to be distributed shall be determined in the same manner as provided in Section 1 of this Article VI.

                                  ARTICLE VII

                           DESIGNATION OF BENEFICIARY

     An Employee may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Program after the Employee's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Employee without the consent of any beneficiary. If the Employee designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Employee has designated otherwise, in which case the distributions and payments shall be made in the percentages designated by the Employee. If no beneficiary has been named by the Employee or no beneficiary survives the Employee, the remaining Shares (including fractional Shares) in the Employee's Incentive Account shall be distributed or paid in a single sum to the Employee's estate. In the event of a beneficiary's death after installment payments to the beneficiary have commenced, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Employee or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All distributions shall be made in Shares except that fractional shares shall be paid in cash.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     SECTION 1. Nontransferability of Benefits. Except as provided in Article VII, Units credited to an Incentive Account shall not be transferable by the Employee (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic relations order. No Employee, no person claiming through such Employee, nor any other person shall have any right or interest under the Program, or in its continuance, in the payment of any amount or distribution of any Shares under the Program, unless and until all the provisions of the Program, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this Section 1, no rights under the Program, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.

     SECTION 2. Notices. The Company may require all elections contemplated by the Program to be made on forms provided by it. All notices, elections and other communications pursuant to the Program shall be in writing and shall be effective when received by the Company at the following address:

                    The Pittston Company
                    100 First Stamford Place
                    P. O. Box 120070
                    Stamford, CT 06912-0070
                    Attention of Vice President -- Human Resources

     SECTION 3. Limitation on Rights of Employee. Nothing in this Program shall be deemed to create, on the part of any Employee, beneficiary or other person, (a) any interest of any kind in the assets of the Company or (b) any trust or fiduciary relationship in relation to the Company. The right of an Employee to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 4. No Contract of Employment. The benefits provided under the Program for an Employee shall be in addition to, and in no way preclude, other forms of compensation to or in respect of such Employee. However, the selection of any Employee for participation in the Program shall not give such Employee any right to be retained in the employ of the Company or any of its Subsidiaries for any period. The right of the Company and of each such Subsidiary to terminate the employment of any Employee for any reason or at any time is specifically reserved.

     SECTION 5. Withholding. All distributions pursuant to the Program shall be subject to withholding in respect of income and other taxes required by law to be withheld. The Company shall establish appropriate procedures to ensure payment or withholding of such taxes. Such procedures may include arrangements for payment or withholding of taxes by retaining Shares otherwise issuable in accordance with the provisions of this Program or by accepting already owned Shares, and by applying the fair market value of such Shares to the withholding taxes payable.

     SECTION 6. Amendment and Termination. The Committee may from time to time amend any of the provisions of the Program, or may at any time terminate the Program. No amendment or termination shall adversely affect any Units (or distributions in respect thereof) which shall theretofore have been credited to any Employee's Incentive Account. In conjunction with the termination of the Program, the Committee may in its discretion determine whether the value of all Units credited to any or all of the Incentive Accounts under the Program shall be distributed in Shares as promptly as practicable after such termination.

                                                                       EXHIBIT C
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       1994 EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                              THE PITTSTON COMPANY

                          (AS EFFECTIVE JULY 1, 1994)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
ARTICLE I      --  Purpose of the Plan.................................................  C-1
ARTICLE II     --  Definitions.........................................................  C-1
ARTICLE III    --  Administration......................................................  C-2
ARTICLE IV     --  Number of Shares to be Offered......................................  C-3
ARTICLE V      --  Eligibility and Participation.......................................  C-3
ARTICLE VI     --  Effect of Termination of Employment.................................  C-6
ARTICLE VII    --  Rights Not Transferable.............................................  C-7
ARTICLE VIII   --  Limitation on Stock Ownership.......................................  C-7
ARTICLE IX     --  Miscellaneous Provisions............................................  C-7
ARTICLE X      --  Amendment or Termination of the Plan................................  C-8

                                       (i)

                       1994 EMPLOYEE STOCK PURCHASE PLAN
                                       OF
                              THE PITTSTON COMPANY

                                   ARTICLE I

                              PURPOSE OF THE PLAN

     This 1994 Employee Stock Purchase Plan of The Pittston Company (the "Plan") contains provisions designed to enable eligible employees to purchase through regular payroll deductions shares of either or both classes of Common Stock of The Pittston Company, viz., Pittston Services Group Common Stock and Pittston Minerals Group Common Stock. The Company intends this Plan to encourage such employees to acquire a proprietary interest in the Company with a view toward further identifying their interests with those of other shareholders of the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

                                   ARTICLE II

                                  DEFINITIONS

     SECTION 1. Wherever used in the Plan, the following terms shall have the meanings indicated:

          Board: The Board of Directors of the Company.

          Code: The Internal Revenue Code of 1986, as amended.

          Committee: The committee designated by the Board to administer the Plan in accordance with Section 1 of Article III. Until otherwise determined by the Board, the Administrative Committee designated by the Board shall be the Committee under the Plan.

          Common Stock: Either or both classes of common stock of the Company, viz., Pittston Services Group Common Stock and Pittston Minerals Group Common Stock. Unless otherwise indicated, references in the Plan to Common Stock shall be construed to refer to the class of common stock covered by the particular designation on a Participant's enrollment form. Such shares of common stock of the Company shall be subject to such terms, conditions and restrictions, including without limitation, restrictions on resale of such shares for a specified period of time, as shall be determined by the Committee.

          Company: The Pittston Company.

          Compensation: The annual base rate of pay of a Participant as of each Offering Date applicable to such Participant, including commissions but excluding, unless otherwise determined by the Committee in accordance with nondiscriminatory rules adopted by it, overtime or premium pay.

          Dividend Date: The date on which a cash dividend on Common Stock held by the Nominee is paid.

          Eligible Employee: Any employee of the Company or a Subsidiary (a) whose date of hire was at least six months prior to the commencement of an Offering Period and (b) who is customarily employed for at least 20 hours per week and five months in a calendar year; provided, however, that in the case of an employee who is covered by a collective bargaining agreement, he or she shall not be considered an Eligible Employee unless and until the labor organization representing such individual has accepted the Plan on behalf of the employees in the collective bargaining unit. Any such employee shall continue to be an Eligible Employee during an approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or a policy of the Company or a Subsidiary.

          Executive Officer: A Participant who is subject to Section 16 of the Securities Exchange Act of 1934 and the rules thereunder.

          Fair Market Value: With respect to shares of any class of Common Stock, the average of the high and low quoted sale prices of a share of such stock on the applicable Offering Date, Purchase Date, Dividend Date or other date specified herein, as the case may be, as reported on the New York Stock Exchange Composite Transactions Tape; provided that (a) if on such Offering Date, Dividend Date or any other date other than the Purchase Date, there is no reported sale transaction on the New York Stock Exchange Composite Transactions Tape, Fair Market Value shall be determined on the first subsequent date on which such a transaction shall have occurred, and
     (b) if on such Purchase Date there is no such transaction, Fair Market Value shall be determined on the last preceding date on which such a transaction shall have occurred.

          Nominee: The custodian designated by the Company for the Plan Accounts held hereunder.

          Offering Date: The first day of each six-month period commencing on July 1 or January 1 on and after July 1, 1994.

          Offering Period: With respect to each Participant, the six-month period from an Offering Date to and including the next following Purchase Date.

          Participant: An Eligible Employee who elects to participate in the Plan on an Offering Date in accordance with the provisions of the Plan. All Participants shall have the same rights and privileges except as otherwise permitted by Section 423 of the Code and the Plan.

          Plan Account: The account established for each Participant pursuant to the Plan.

          Purchase Date: The last day of each six-month Offering Period.

          Purchase Price: The price at which Participants may purchase shares of each class of Common Stock in accordance with the Plan.

          Subsidiary: A subsidiary corporation, as defined in Section 424 of the Code, which is designated by the Committee as a Subsidiary for purposes of the Plan.

                                  ARTICLE III

                                 ADMINISTRATION

     SECTION 1. Subject to the authority of the Board as described herein, the Plan shall be administered by a committee designated by the Board, which shall be composed of at least three members. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it deems best. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of its members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company's bylaws or of the Plan, all determinations by the Committee or the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Committee or the Board, shall be final, conclusive and binding on all persons, including the Company and its shareholders and Eligible Employees and Participants under the Plan.

     SECTION 2. All authority of the Committee provided for in, or pursuant to, this Plan, including that referred to in Section 1 of this Article III, may also be exercised by the Board. In the event of any conflict or inconsistency between determinations, orders, resolutions or other actions of the Committee and the Board taken in connection with this Plan, the actions of the Board shall control.

                                   ARTICLE IV

                         NUMBER OF SHARES TO BE OFFERED

     SECTION 1. Subject to the provisions of Section 2 of this Article IV, the maximum number of shares of Common Stock which may be issued or allocated pursuant to the Plan shall be (a) in the case of Pittston Services Group Common Stock, 750,000 shares and (b) in the case of Pittston Minerals Group Common Stock, 250,000 shares.

     SECTION 2. In the event of any dividend payable in any class of Common Stock or any split or combination of any class of Common Stock, (a) the number of shares of such class which may be issued under this Plan shall be proportionately increased or decreased, as the case may be, (b) the number of shares of such class (including shares subject to rights to purchase which have not been exercised) thereafter deliverable shall be proportionately increased or decreased, as the case may be, and (c) the aggregate Purchase Price of shares of such class shall not be changed. In the event of any other recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of any class of Common Stock) affecting any class of Common Stock, the number of shares of such class issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares of such class thereafter deliverable (including shares subject to rights to purchase which have not been exercised) and/or the Purchase Price shall be subject to such adjustment as the Committee or the Board may deem appropriate. In the event of a merger or share exchange in which the Company will not survive as an independent, publicly owned corporation, or in the event of a consolidation or of a sale of all or substantially all of the Company's assets, provision shall be made for the protection and continuation of any outstanding rights to purchase by the substitution, on an equitable basis, of such shares of stock, other securities, cash, or any combination thereof, as shall be appropriate.

                                   ARTICLE V

                         ELIGIBILITY AND PARTICIPATION

     SECTION 1. An Eligible Employee who shall have satisfied all eligibility requirements on or before any Offering Date may become a Participant for the Offering Period commencing on such Offering Date by filing with the office or offices designated by the Committee an enrollment form prescribed by the Committee authorizing payroll deductions not less than ten business days prior to such Offering Date. By enrolling in the Plan, a Participant shall be deemed to elect to purchase the maximum number of shares (including the right to fractional shares calculated to the fourth decimal place) of the class of Common Stock that can be purchased with the amount of the Participant's Compensation which is withheld and designated for such class during the Offering Period.

     SECTION 2. A Participant shall automatically participate in each successive Offering Period until the time of such Participant's withdrawal from the Plan as hereinafter provided. A Participant shall not be required to file any additional enrollment forms for any such successive Offering Period in order to continue participation in the Plan.

     SECTION 3. Each Participant shall designate on the enrollment form the percentage of Compensation which he or she elects to have withheld for the purchase of Common Stock, which may be any whole percentage from 1% up to and including 10% of such Participant's Compensation. A Participant may reduce (but not increase) the rate of payroll withholding during an Offering Period by filing with the Committee a form to be prescribed by it, at any time prior to the end of such Offering Period for which such reduction is to be effective. Not more than one reduction may be made in any Offering Period unless otherwise determined by nondiscriminatory rules adopted by the Committee. Each Participant shall also designate on the enrollment form a percentage (in multiples of 10%) of the Compensation withheld during an Offering Period that is to be used to purchase Pittston Services Group Common Stock and/or a percentage (in multiples of 10%) of such Compensation that is to be used to purchase Pittston Minerals Group Common Stock; provided, however, that 100% of withheld Compensation shall be allocated between the two classes of Common Stock. In the event a Participant elects to reduce the rate of payroll withholding during an Offering Period, such reduction shall be applied ratably to the allocation of his or her withheld Compensation between the two classes of Common Stock. During an Offering Period, a Participant may not change the allocation of his or her Compensation to be withheld during such Offering Period although such allocation may be changed for any subsequent Offering Period by filing an appropriate form not less than ten business days prior to the Offering Date for such subsequent Offering Period. A Participant may increase or decrease the rate of payroll deduction for any subsequent Offering Period by filing, at the appropriate office provided for in
Section 1 of this Article V, a new authorization for payroll deductions not less than ten business days prior to the Offering Date for such subsequent Offering Period. An Executive Officer who reduces the rate of payroll withholding during an Offering Period to zero may not resume participation the Plan until the first Offering Period commencing after the expiration of six months from the effective date of such reduction.

     SECTION 4. The Purchase Price for each share of Common Stock to be purchased under the Plan in respect of any Offering Period shall be 85% of the Fair Market Value of such share on either (a) the Offering Date in respect thereof or (b) the Purchase Date in respect thereof, whichever is less.

     SECTION 5. The aggregate Purchase Price shall be accumulated throughout the Offering Period solely by payroll deductions which shall be applied automatically to purchase shares of the appropriate class of Common Stock on the Purchase Date for such Offering Period. Payroll deductions shall commence on the first payday following the applicable Offering Date and shall continue to the end of the Offering Period subject to prior decrease, withdrawal or termination as provided in the Plan.

     SECTION 6. The Company will maintain a Plan Account on its books in the name of each Participant. On each payday the amount deducted from each Participant's Compensation will be credited to such Participant's Plan Account and such aggregate amount will be allocated between amounts to be used to purchase Pittston Services Group Common Stock and amounts to be used to purchase Pittston Minerals Group Common Stock. No interest shall accrue on any such payroll deductions. As of the Purchase Date with respect to each Offering Period, the amount then in such Plan Account and allocated to each class of Common Stock shall be applied to the purchase of the number of shares (including the right to fractional shares computed to the fourth decimal place) of the appropriate class of Common Stock determined by dividing such amount by the applicable Purchase Price of each class of Common Stock.

     SECTION 7. The shares of Common Stock (including the right to fractional shares) purchased on behalf of a Participant shall initially be registered in the name of a Nominee. Stock certificates shall not be issued to Participants for the Common Stock held on their behalf in the name of the Nominee, but all rights accruing to an owner of record of such Common Stock, including, without limitation, voting and tendering rights, shall belong to the Participant for whose account such Common Stock is held.

     Notwithstanding the foregoing, a Participant may elect, as of the first day of any calendar quarter, to have some or all of the full shares of either class of Common Stock previously purchased and registered in the name of the Nominee on his or her behalf registered in the name of such Participant by giving written notification of such election to the Company, specifying the number of full shares (if fewer than all) to be registered in the name of such Participant. In such case, the number of full shares of each class of Common Stock held by the Nominee on behalf of such Participant and so specified in the Participant's notice shall be transferred to and registered in the name of such Participant as soon as administratively practicable.

     Upon the termination of the Plan pursuant to Article X, any full shares of either class of Common Stock purchased for the benefit of any Participant under the Plan which are registered in the name of the Nominee shall be transferred to and registered in the name of each such Participant as soon as administratively practicable. In addition, each such Participant shall receive a cash payment in lieu of fractional shares equal to the Fair Market Value of any fractional shares of Common Stock held by the Nominee on the date of the termination of the Plan for the benefit of such Participant.

     SECTION 8. A Participant may elect to cease active participation in the Plan with respect to either or both classes of Common Stock at any time up to the end of an Offering Period by filing with the Committee a form to be prescribed by it. As promptly as practicable after such filing, all payroll deductions credited to such Participant's Plan Account and allocated for the purchase of the class of Common Stock with respect to which the Participant is ceasing participation shall be returned to such Participant in cash, without interest. A Participant who elects to cease participation in the Plan may not resume participation in the Plan until after the expiration of one full Offering Period (following cessation of participation). Thereafter, any such Participant may enroll in the Plan by filing an enrollment form as provided in Section 1 of this Article V.

     SECTION 9. In the event that the aggregate number of shares of either class of Common Stock which all Participants elect to purchase during an Offering Period shall exceed the number of shares of such class remaining available for issuance under the Plan, the number of shares which each Participant shall become entitled to purchase during such Offering Period shall be determined by multiplying the number of such shares available for issuance by a fraction whose numerator shall be the number of such shares such Participant has elected to purchase and whose denominator shall be the sum of the number of such shares which all

Participants have elected to purchase. Any amounts deducted from a Participant's Compensation in excess of the amount that may be used to acquire shares of Common Stock shall be refunded to the Participant as soon as practicable.

     SECTION 10. By executing an enrollment form, a Participant shall have authorized the Nominee to receive and collect all cash dividends or other distributions paid with respect to shares of Common Stock held on the Participant's behalf and to use such funds to purchase all additional shares of Pittston Minerals Group Common Stock and Pittston Services Group Common Stock, including the right to fractional shares, on behalf of the Participant, that could be purchased by dividing the amount of such dividend or other distribution by the Fair Market Value of the class of Common Stock giving rise to the distribution on the Dividend Date. The cash value of any distribution in property shall be determined by the Committee. Any stock dividend on shares of Common Stock shall be held by the Nominee for the benefit of the Participant on whose behalf the shares of Common Stock giving rise to the dividend are held. The Nominee shall distribute to any Participant, as soon as practical, any dividends received on shares of Common Stock, if the maximum share limitations set forth in Section 1 of Article IV prevent further issuances of such shares. A Participant who elects to hold shares of Common Stock previously registered in the name of the Nominee in his or her own name will cease to have the benefit of this Section 10 with respect to such shares when they are registered in his or her own name.

     SECTION 11. Each Participant is entitled to direct the Nominee as to the manner in which any Common Stock held by the Nominee on behalf of such Participant is to be voted. Participants may vote fractional shares credited to their Plan Accounts. The combined fractional shares shall be voted to the extent possible to reflect the directions of the Participants holding fractional shares. Shares of Common Stock (including fractional shares) as to which the Nominee shall not have received timely written voting directions by a Participant shall be voted proportionately with Common Stock of the same class as to which directions by Participants were so received.

     Each Participant (or, in the event of his or her death, his or her beneficiary) is entitled to direct the Nominee in writing as to the manner in which the Nominee shall respond to a tender or exchange offer with respect to full shares of such Common Stock, and the Nominee shall respond in accordance with such directions. If the Nominee shall not have received timely written directions as to the response to such offer, the Nominee shall not tender or exchange any Common Stock allocated to such Plan Accounts.

                                   ARTICLE VI

                      EFFECT OF TERMINATION OF EMPLOYMENT

     In the event of the termination of a Participant's employment for any reason, including retirement or death, or the failure of a Participant to remain an Eligible Employee, all full shares of each class of Common Stock then held for his or her benefit by the Nominee shall be registered in such individual's name and an amount equal to the Fair Market Value (on the date of registration of full shares of Common Stock in the name of the Participant) of any fractional share then held by the Nominee for the benefit of such Participant shall be paid to such individual, in cash, as soon as administratively practicable, and such individual shall thereupon cease to own the right to any such fractional share. Any amounts credited to such individual's Plan Account shall be refunded, without interest, to such individual, or in the event of his or her death, to his or her legal representative. A transfer by a Participant from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be considered to be a termination of employment.

                                  ARTICLE VII

                            RIGHTS NOT TRANSFERABLE

     The rights and interests of any Participant in the Plan, including any right to purchase shares of Common Stock, or in any Common Stock or moneys to which he or she may be entitled under the Plan shall not be transferable otherwise than by will or the applicable laws of descent and distribution and any such right to purchase shall be exercisable, only during the lifetime of such Participant, and then only by such Participant. If a Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, such attempt shall be deemed to constitute a cessation of participation in the Plan and the provisions included in Section 8 of Article V shall apply.

                                  ARTICLE VIII

                         LIMITATION ON STOCK OWNERSHIP

     Notwithstanding any provision herein to the contrary, no Participant shall have a right to purchase shares of any class of Common Stock pursuant to Article V if (a) such Participant, immediately after electing to purchase such shares, would own Common Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary, or (b) the rights of such Participant to purchase Common Stock under the Plan would accrue at a rate that exceeds $15,000 of Fair Market Value of such Common Stock (determined at the time or times such rights are granted) for each calendar year for which such rights are outstanding at any time. For purposes of the foregoing clause (a), ownership of Common Stock shall be determined by the attribution rules of Section 424(d) of the Code and Participants shall be considered to own any Common Stock which they have a right to purchase under the Plan or any other stock option or purchase plan.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     SECTION 1. Nothing in the Plan shall be construed to give any Eligible Employee or Participant the right to be retained in the employ of the Company or a Subsidiary or to affect the right of the Company or any Subsidiary or a Participant to terminate such employment at any time with or without cause.

     SECTION 2. A Participant shall have no rights as a shareholder with respect to any shares of any class of Common Stock which he or she may have a right to purchase under the Plan until the date such shares are registered in the name of a Nominee on behalf of such Participant.

     SECTION 3. Each right to purchase shares of any class of Common Stock under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of such right to purchase or the shares of any class of Common Stock subject thereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such right to purchase or the issue of any class of Common Stock pursuant thereto, then, anything in the Plan to the contrary notwithstanding, no such right to purchase may be exercised in whole or in part, and no shares of such class of Common Stock shall be issued, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Committee.

     SECTION 4. All instruments evidencing participation in the Plan shall be in such form, consistent with the Plan and any applicable determinations or other actions of the Committee and the Board, as the Company shall determine.

     SECTION 5. The Committee may establish appropriate procedures with a view toward obtaining information regarding any disqualifying disposition by any person of shares of any class of Common Stock which may make available to the Company a tax deduction in respect of such disposition.

                                   ARTICLE X

                      AMENDMENT OR TERMINATION OF THE PLAN

     SECTION 1. The Plan shall become effective as of July 1, 1994, provided that the Plan shall receive shareholder approval (that is, the approval by the vote of the holders of a majority of the outstanding shares of all classes of Common Stock present and voting at the 1994 annual meeting of shareholders of the Company, or any adjournment thereof). In the event shareholder approval of the Plan is not received at the 1994 annual meeting, all payroll deductions withheld prior to the date of such meeting shall be returned to the Participants in cash, without interest, and the Participants shall have no interest in the Plan. The Plan shall in any event terminate on June 30, 1997, unless the shareholders shall theretofore have approved an extension of such termination date.

     SECTION 2. The Board may, at any time and from time to time, amend (including, but not limited to, amendments to the Plan to increase the Purchase Price described in Section 4 of Article V), modify or terminate the Plan, but no such amendment or modification without the approval of the shareholders shall:

          (a) increase the maximum number (determined as provided in the Plan) of shares of any class of Common Stock which may be issued pursuant to the Plan;

          (b) permit the issuance of any shares of any class of Common Stock at a Purchase Price less than that provided in the Plan as approved by the shareholders;

          (c) extend the term of the Plan; or

          (d) cause the Plan to fail to meet the requirements of an "employee stock purchase plan" under Section 423 of the Code.

PROXY                           (LOGO) PITTSTON


        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
                     MEETING OF SHAREHOLDERS, MAY 6, 1994

The undersigned hereby appoints J.C. Farrell, J.B. Hartough and A.F. Reed and each of them as proxies, with full power of substitution, to vote the shares of the undersigned in The Pittston Company at the Annual Meeting of Shareholders to be held on Friday, May 6, 1994, at 1:00 p.m., Eastern Daylight Time and at any adjournment thereof, on all matters coming before the meeting. The proxies will vote: (1) as you specify on the back of this card; (2) as the Board of Directors recommends where you do not specify your vote on a matter listed on the back of this card; and (3) as the proxies decide on any other matter.

Election of the following four nominees for directors for terms expiring in 1997: Roger G. Ackerman, Mark J. Anton, Joseph C. Farrell and Robert H. Spilman

IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                         OVER


/ X /    Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

- ---------------
MINERALS SHARES
                                                    FOR all     WITHHELD for all
                                                   Nominees         Nominees
ITEM 1 - Election of the nominees for directors.      / /             / /
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)

- --------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                     FOR     AGAINST     ABSTAIN
ITEM 2 - Approval of KPMG Peat Marwick as
independent certified public accountants.            / /       / /          / /

ITEM 3 - Approval of amendment of the 1988
Stock Option Plan.                                   / /       / /          / /

ITEM 4 - Approval of amendment and restatement
of the Key Employees Deferred Payment Program.       / /       / /          / /

ITEM 5 - Approval of the 1994 Employee Stock
Purchase Plan.                                       / /       / /          / /

PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

Date                                                         , 1994
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------

PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.

PROXY                           (LOGO) PITTSTON


        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
                     MEETING OF SHAREHOLDERS, MAY 6, 1994

The undersigned hereby appoints J.C. Farrell, J.B. Hartough and A.F. Reed and each of them as proxies, with full power of substitution, to vote the shares of the undersigned in The Pittston Company at the Annual Meeting of Shareholders to be held on Friday, May 6, 1994, at 1:00 p.m., Eastern Daylight Time and at any adjournment thereof, on all matters coming before the meeting. The proxies will vote: (1) as you specify on the back of this card; (2) as the Board of Directors recommends where you do not specify your vote on a matter listed on the back of this card; and (3) as the proxies decide on any other matter.

Election of the following four nominees for directors for terms expiring in 1997: Roger G. Ackerman, Mark J. Anton, Joseph C. Farrell and Robert H. Spilman

IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                         OVER



/ X /   Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

- ---------------
SERVICES SHARES
                                                    FOR all     WITHHELD for all
                                                   Nominees         Nominees
ITEM 1 - Election of the nominees for directors.      / /             / /
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)

- --------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                     FOR     AGAINST     ABSTAIN
ITEM 2 - Approval of KPMG Peat Marwick as
independent certified public accountants.            / /       / /          / /

ITEM 3 - Approval of amendment of the 1988
Stock Option Plan.                                   / /       / /          / /

ITEM 4 - Approval of amendment and restatement
of the Key Employees Deferred Payment Program.       / /       / /          / /

ITEM 5 - Approval of the 1994 Employee Stock
Purchase Plan.                                       / /       / /          / /

PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

Date                                                         , 1994
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------

PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.

                 [LOGO AND LETTERHEAD OF THE PITTSTON COMPANY]


JOSEPH C. FARRELL
Chairman and Chief Executive Officer
Direct dial 203.978.5224




                                                                  March 30, 1994


To Participants in the Savings-
Investment Plan of The Pittston
Company and Its Subsidiaries:

     We enclose a Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders to be held on May 6, 1994, voting instruction card(s) and a business reply envelope.

     As a participant in the Savings-Investment Plan, you are entitled to direct the Plan Trustee, IDS Trust, as to the manner in which any shares allocated to your Plan account are to be voted. The Board urges you to read the Proxy Statement carefully.

     It is important that you vote, and you are urged to complete, sign, date and mail, in the return envelope provided, the enclosed voting instruction card(s). IF YOU RECEIVE TWO VOTING INSTRUCTION CARDS (ONE FOR EACH CLASS OF THE COMPANY'S COMMON STOCK), PLEASE BE SURE TO COMPLETE AND RETURN THEM BOTH.

     Your prompt cooperation will be greatly appreciated.

                             Sincerely,

                             /s/ Joe Farrell



Enclosures

                               (LOGO) PITTSTON

                  SAVINGS-INVESTMENT PLAN VOTING INSTRUCTIONS
                             TO: IDS TRUST, TRUSTEE

PROXY

I hereby instruct the Trustee to vote (or cause to be voted) all shares of Common Stock of The Pittston Company credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 6, 1994 (and at any adjournment thereof) for the purposes set forth in the accompanying notice of such meeting.

Please date, sign exactly as your name appears below, and return this card in the enclosed envelope. Your shares will not be voted by the Trustee in accordance with your instructions unless you sign and return this card so that it will reach the Trustee not later than May 4, 1994. These instructions are irrevocable.

Election of the following four nominees for directors for terms expiring in 1997:
      Roger G. Ackerman, Mark J. Anton, Joseph C. Farrell and Robert H. Spilman

IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                           OVER


/ X /    Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

- --------
MINERALS
                                                    FOR all     WITHHELD for all
                                                   Nominees         Nominees
ITEM 1 - Election of the nominees for directors.      / /             / /
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)

- --------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                     FOR     AGAINST     ABSTAIN
ITEM 2 - Approval of KPMG Peat Marwick as
independent certified public accountants.            / /       / /          / /

ITEM 3 - Approval of amendment of the 1988
Stock Option Plan.                                   / /       / /          / /

ITEM 4 - Approval of amendment and restatement
of the Key Employees Deferred Payment Program.       / /       / /          / /

ITEM 5 - Approval of the 1994 Employee Stock
Purchase Plan.                                       / /       / /          / /

PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

Date                                                         , 1994
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------


PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.

                               (LOGO) PITTSTON

                  SAVINGS-INVESTMENT PLAN VOTING INSTRUCTIONS
                             TO: IDS TRUST, TRUSTEE

PROXY

I hereby instruct the Trustee to vote (or cause to be voted) all shares of Common Stock of The Pittston Company credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 6, 1994 (and at any adjournment thereof) for the purposes set forth in the accompanying notice of such meeting.

Please date, sign exactly as your name appears below, and return this card in the enclosed envelope. Your shares will not be voted by the Trustee in accordance with your instructions unless you sign and return this card so that it will reach the Trustee not later than May 4, 1994. These instructions are irrevocable.

Election of the following four nominees for directors for terms expiring in 1997:
      Roger G. Ackerman, Mark J. Anton, Joseph C. Farrell and Robert H. Spilman

IF YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                           OVER



/ X /    Please mark your votes as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

- --------
SERVICES
                                                    FOR all     WITHHELD for all
                                                   Nominees         Nominees
ITEM 1 - Election of the nominees for directors.      / /             / /
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)

- --------------------------------------------------
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                     FOR     AGAINST     ABSTAIN
ITEM 2 - Approval of KPMG Peat Marwick as
independent certified public accountants.            / /       / /          / /

ITEM 3 - Approval of amendment of the 1988
Stock Option Plan.                                   / /       / /          / /

ITEM 4 - Approval of amendment and restatement
of the Key Employees Deferred Payment Program.       / /       / /          / /

ITEM 5 - Approval of the 1994 Employee Stock
Purchase Plan.                                       / /       / /          / /

PLEASE MARK, DATE, SIGN AND MAIL THIS CARD PROMPTLY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

Date                                                         , 1994
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------
Signature
- -------------------------------------------------------------------

PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK.